                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number        811-21579
                                              -----------------------

                  Nuveen Floating Rate Income Opportunity Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end:       July 31
                                              -------------------

                  Date of reporting period:      July 31, 2006
                                            -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

                                                     ANNUAL REPORT JULY 31, 2006

                        NUVEEN INVESTMENTS
                        EXCHANGE-TRADED
                        CLOSED-END
                        FUNDS

               NUVEEN SENIOR
                 INCOME FUND
                         NSL

             NUVEEN FLOATING
            RATE INCOME FUND
                         JFR

             NUVEEN FLOATING
                 RATE INCOME
            OPPORTUNITY FUND
                         JRO

                        HIGH CURRENT INCOME
                        FROM PORTFOLIOS OF
                        SENIOR CORPORATE LOANS

                                                                     NUVEEN LOGO

COVER PHOTO

INSIDE COVER PHOTO

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

         WWW.INVESTORDELIVERY.COM             OR       WWW.NUVEEN.COM/ACCOUNTACCESS
         if you get your Nuveen Fund                   if you get your Nuveen Fund
         dividends and statements from                 dividends and statements directly
         your financial advisor or                     from Nuveen.
         brokerage account.
         (Be sure to have the address
         sheet that accompanied this
         report handy. You'll need it to
         complete the enrollment process.)

                                                                     NUVEEN LOGO

                                                    (TIMOTHY SCHWERTFEGER PHOTO)
                                                         Timothy R. Schwertfeger
                                                           Chairman of the Board


     CHAIRMAN'S
           LETTER TO SHAREHOLDERS

      Dear Shareholder:

      I am very pleased to report that over the twelve-month period covered by this report, your Fund continued to provide you with attractive monthly distributions from a portfolio primarily composed of senior corporate loans. For more information on your Fund's performance, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

      Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing regular monthly income, an investment like your Fund may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these potential advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

"IN ADDITION TO PROVIDING REGULAR MONTHLY INCOME, AN INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."

      At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

(TIMOTHY SCHWERTFEGER SIG)
Timothy R. Schwertfeger
Chairman of the Board

September 12, 2006

Nuveen Investments Exchange-Traded Closed-End Funds (NSL, JFR, JRO)

PORTFOLIO MANAGERS'
          COMMENTS

The Funds' investment portfolios are managed by Gunther Stein and Lenny Mason of Symphony Asset Management, LLC, an affiliate of Nuveen Investments. Gunther and Lenny have more than 25 years of combined investment management experience, much of it in evaluating and purchasing senior corporate loans and other high-yield debt. Here Gunther and Lenny talk about their management strategies and the performances of the Funds for the twelve month period ended July 31, 2006.

WHAT WERE THE GENERAL ECONOMIC AND MARKET CONDITIONS YOU FACED DURING THIS ANNUAL REPORTING PERIOD ENDED JULY 31, 2006?
For much of the twelve month period ended July 31, 2006, the loan market remained governed by one overriding characteristic, strong investor demand exceeding supply. This strong investor demand was driven by near historic low default rates, rising interest rates and demand from structured loan vehicles, resulting in tightening spreads. Nevertheless, in the quarter ended July 31 the conditions that had been prevalent for so long reversed and selling picked up in the loan and high yield markets during the latter part of this quarter. Investors sold loans with spreads under LIBOR +200 (London Interbank Offered
Rate), the demand from non-traditional investors fell and supply exceeded demand. As loan market conditions reversed, secondary loan prices came down and new-issue spreads widened. By period end, according to Standard & Poor's loan index, the average BB/BB- spread reached LIBOR +193 and the average B+/B spread finished the period at LIBOR +277. However, at the end of the twelve month period the Credit Suisse loan Index had returned 45 consecutive months of positive returns.

Despite some volatility in the markets during this period due to inflationary pressures and rising interest rates, the loan market remained robust. Total loan volume through the annual period rose steadily. In the quarter ended July 31, loan volume reached a new record high of $128 billion, up from $116 billion during the prior quarter. While recent volume data is impressive, it is important to understand total volume in the context of the record demand that has been prevalent in the loan market recently.

Though the markets were volatile in the latter part of the period, the Credit Suisse Leveraged Loan Index, the Credit Suisse BB leveraged loan index, and the Credit Suisse single-B index all posted positive returns for the 12-month period. Default rates have been near historic lows over the past two years, as the economy continued to expand. The default rate in the leveraged loan market stood at approximately 2% for 2005. In the current credit environment, higher credit quality assets have underperformed riskier assets.

We believe the reversal in market sentiment that took place during the quarter ended July 31 could spillover into the coming quarters in the form of more balanced supply and demand. Although non traditional institutional investors have recently retreated from the loan market, they appear to be a permanent segment of the market going forward. The CLO (Collateralized Loan Obligation) pipeline, while still robust, has declined from record highs. These factors, combined with continued strong new issuance could better balance supply and demand.

WHAT WAS YOUR MANAGEMENT STRATEGY DURING THIS TWELVE-MONTH PERIOD?
In the first half of the year we avoided most automotive-related companies even though many were trading at seemingly attractive high yields. We also avoided many small loans that support leveraged buyouts, as we felt that market liquidity could be challenged if the credit experienced any negative events. We focused on adding high quality new issue loans at par as we did not believe that paying premiums for loans was prudent in the current environment.

The volatility experienced during the quarter ended July 31 presented new opportunities in the new-issue market. Recently, we have seen an increase in new deals with attractive pricing, solid collateral and tighter covenants. A combination of these characteristics had been less prevalent recently in a strong market environment.

During the twelve-month period, we also continued to avoid the vast majority of second lien loans. At current trading levels, we did not believe that most second lien loans compensated investors for the extra risk these credits pose over a credit cycle. Should the economy weaken, we believe that second lien loans could see significant downside from current levels.

Overall, we continue to view the leveraged loan market favorably with near historic low default rates, improved market liquidity and new companies coming to market. Strong investor demand, however has allowed many deals to be structured with aggressive leverage levels. We do not feel that now is the appropriate time to be reaching for yield or be involved with what we consider to be marginal credits. We continue to position the portfolio in a defensive manner, avoiding credits we feel are too aggressively leveraged or do not have a strong credit profile.

HOW DID THE FUNDS PERFORM?
The performance of each Fund over the twelve-month period ended July 31, 2006, as well as the performance of a comparative index, is shown below.

TOTAL RETURN ON NET ASSET VALUE*
For the periods ended July 31, 2006

                         1-YEAR                5-YEAR
----------------------------------------------------------------------------
NSL                       5.78%                 8.15%
----------------------------------------------------------------------------
JFR                       5.72%                   --
----------------------------------------------------------------------------
JRO                       6.60%                   --
----------------------------------------------------------------------------
CSFB Leveraged Loan
Index(1)                  6.40%                 6.29%
----------------------------------------------------------------------------


--------------------------------------------------------------------------------
1 The CSFB Leveraged Loan Index
  is an unmanaged, unleveraged
  index consisting of approximately $150 billion of tradable term loans with at least one year to maturity, and rated BBB or lower. The Index does not reflect the expenses of investing or other fund expenses.
--------------------------------------------------------------------------------


* Annualized.

The data shown represents past performance which is no guarantee of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares. For more information, please see the individual Fund Performance Overview pages in this report.

Over the 12-month reporting period, the returns of NSL and JFR underperformed the CSFB Leveraged Loan Index and the returns of JRO outperformed the Index.

All three Funds' benefited over this period from the strong performance of their holdings in Federal Mogul, a global supplier of automotive components. The Federal Mogul term loan traded up during the period due to the expectation that the company will emerge out of bankruptcy soon. Steady operations and financial results have showed progress in the company's Chapter 11 emergence.

NSL also benefited from its position in Dobson, a diversified telecommunication company. The company reported solid first quarter EBITDA resulting from net subscriber growth due to improved churn and expects net subscriber additions above high end of guidance for the second quarter. During the quarter the company also tendered for its more expensive LIBOR +475 1st priority senior secured floating-rate notes due 2011 via a $250mm add-on to existing 8.375% senior secured notes due 2011.

In JFR, the portfolio's position in Avago Technologies benefited performance as the company substantially deleveraged through asset sales and has also shown strong results in its core operations. The floating rate notes traded up as a result.

While very few portfolio positions experienced volatility during the annual period, each Fund had holdings that constrained performance over this twelve-month reporting period. In NSL, an issuer that experienced volatility was:

Century Cable: The Century loan moved lower on speculation that the unsecured creditors litigation surrounding the Adelphia bankruptcy would structure Century creditor recovery such that it would be unfavorable to the loans. The form of the restructuring is still being negotiated.

In JFR's portfolio, issuers that constrained performance were:

Hovnanian: Hovnanian, a national homebuilder, was impacted by a decrease in new home orders and investor concern about a severe slowdown in homebuilding activity. This concern has been caused by increasing mortgage rates and a slowdown in new home orders. Investors will remain cautious until the homebuilding sector demonstrates stability in new home orders.

Georgia Pacific: Georgia Pacific was acquired by Koch Industries. The bonds of the company traded down after the announcement of the leveraged buyout.

DISTRIBUTION AND SHARE PRICE
        INFORMATION

Each of these Funds uses financial leverage in an effort to enhance its dividend-paying capabilities. While this strategy adds volatility to a Fund's net asset value (NAV) and share price, it generally works to enhance the amount of income a Fund has to distribute to its common shareholders, as long as the dividend rates the Fund pays to its preferred shareholders are less than the interest rates the Fund receives from its portfolio of loans.

Since each of these Funds invests in adjustable rate loans, their income streams typically can be expected to rise or fall over time to reflect the movement of shorter-term interest rates. These rates generally were rising over this twelve-month reporting period ended July 31, 2006, and this led to one monthly dividend increase in NSL and four monthly dividend increases in both JFR and JRO.

All of these Funds seek to pay dividends at rates that reflect each Fund's past results, and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII), which is part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of July 31, 2006, NSL and JRO had a positive UNII balance for both financial statement and tax purposes. JFR had a negative UNII balance for financial statement purposes and a positive UNII balance for tax purposes.

As of July 31, 2006, NSL, JFR and JRO all traded at discounts to their NAVs, as shown below.

                                7/31/06                        12-MONTH AVERAGE
                               DISCOUNT                                DISCOUNT
-------------------------------------------------------------------------------
NSL                              -2.16%                                -3.35%
-------------------------------------------------------------------------------
JFR                              -5.40%                                -7.69%
-------------------------------------------------------------------------------
JRO                              -4.66%                                -7.53%
-------------------------------------------------------------------------------

Nuveen Senior Income Fund
NSL

PERFORMANCE
     OVERVIEW As of July 31, 2006


PORTFOLIO ALLOCATION
(as a % of total investments)
-------------------------------------------------------------------------------------
Variable Rate Senior Loan Interests                                             89.7%
-------------------------------------------------------------------------------------
Corporate Bonds                                                                  5.7%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           4.2%
-------------------------------------------------------------------------------------
Other                                                                            0.4%
-------------------------------------------------------------------------------------

Bar Chart:
2005-2006 MONTHLY DIVIDENDS PER SHARE

Aug                                                                             0.051
Sep                                                                             0.051
Oct                                                                             0.051
Nov                                                                             0.051
Dec                                                                             0.051
Jan                                                                             0.051
Feb                                                                             0.051
Mar                                                                            0.0535
Apr                                                                            0.0535
May                                                                            0.0535
Jun                                                                            0.0535
Jul                                                                            0.0535

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.

8/01/05                                                                          8.95
                                                                                 8.98
                                                                                 8.87
                                                                                 8.71
                                                                                 8.69
                                                                                 8.67
                                                                                 8.80
                                                                                 8.60
                                                                                 8.24
                                                                                 8.29
                                                                                 8.23
                                                                                 8.06
                                                                                 7.97
                                                                                 8.03
                                                                                 8.06
                                                                                 7.95
                                                                                 7.85
                                                                                 7.71
                                                                                 7.70
                                                                                 7.75
                                                                                 7.67
                                                                                 7.61
                                                                                 7.74
                                                                                 7.96
                                                                                 8.06
                                                                                 7.96
                                                                                 8.05
                                                                                 8.07
                                                                                 8.09
                                                                                 8.03
                                                                                 7.97
                                                                                 8.01
                                                                                 8.09
                                                                                 8.25
                                                                                 8.46
                                                                                 8.41
                                                                                 8.33
                                                                                 7.99
                                                                                 8.00
                                                                                 8.04
                                                                                 8.13
                                                                                 7.87
                                                                                 7.87
                                                                                 8.06
                                                                                 8.09
                                                                                 8.06
                                                                                 8.03
                                                                                 8.10
                                                                                 8.06
                                                                                 8.06
                                                                                 8.13
                                                                                 8.12
                                                                                 8.14
7/31/06                                                                          8.15


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Common Share Price                                                              $8.15
-------------------------------------------------------------------------------------
Common Share
Net Asset Value                                                                 $8.33
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                      -2.16%
-------------------------------------------------------------------------------------
Latest Dividend                                                               $0.0535
-------------------------------------------------------------------------------------
Market Yield                                                                    7.88%
-------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                         $248,271
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 10/26/99)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
1-Year                                                            -1.87%        5.78%

-------------------------------------------------------------------------------------
5-Year                                                             3.23%        8.15%

-------------------------------------------------------------------------------------
Since
Inception                                                          5.06%        6.38%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Media                                                                           18.0%
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                                   10.8%
-------------------------------------------------------------------------------------
Health Care Providers & Services                                                 7.5%
-------------------------------------------------------------------------------------
Auto Components                                                                  5.1%
-------------------------------------------------------------------------------------
Building Products                                                                3.8%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           3.8%
-------------------------------------------------------------------------------------
Paper & Forest Products                                                          3.7%
-------------------------------------------------------------------------------------
Chemicals                                                                        3.7%
-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                      3.4%
-------------------------------------------------------------------------------------
Real Estate Management & Development                                             3.0%
-------------------------------------------------------------------------------------
Household Durables                                                               2.8%
-------------------------------------------------------------------------------------
Commercial Services & Supplies                                                   2.7%
-------------------------------------------------------------------------------------
Containers & Packaging                                                           2.6%
-------------------------------------------------------------------------------------
Specialty Retail                                                                 2.5%
-------------------------------------------------------------------------------------
Textiles Apparel & Luxury Goods                                                  2.2%
-------------------------------------------------------------------------------------
IT Services                                                                      1.8%
-------------------------------------------------------------------------------------
Machinery                                                                        1.8%
-------------------------------------------------------------------------------------
Wireless Telecommunication Services                                              1.7%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           4.2%
-------------------------------------------------------------------------------------
Other                                                                           14.9%
-------------------------------------------------------------------------------------


TOP FIVE ISSUERS
(EXCLUDING SHORT-TERM INVESTMENTS)
(as a % of total investments)

-------------------------------------------------------------------------------------
Stile Acquisition Corporation                                                    2.4%
-------------------------------------------------------------------------------------
Federal-Mogul Corporation                                                        2.4%
-------------------------------------------------------------------------------------
Century Cable Holdings, LLC                                                      2.3%
-------------------------------------------------------------------------------------
Primedia Inc.                                                                    2.1%
-------------------------------------------------------------------------------------
Graham Packaging Company, L.P.                                                   2.0%
-------------------------------------------------------------------------------------


Nuveen Floating Rate Income Fund
JFR

PERFORMANCE
     OVERVIEW As of July 31, 2006

PORTFOLIO ALLOCATION
(as a % of total investments)
-------------------------------------------------------------------------------------
Variable Rate Senior Loan Interests                                             86.3%
-------------------------------------------------------------------------------------
Corporate Bonds                                                                  9.5%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           4.1%
-------------------------------------------------------------------------------------
Other                                                                            0.1%
-------------------------------------------------------------------------------------

Bar Chart:
2005-2006 MONTHLY DIVIDENDS PER SHARE


Aug                                                                             0.076
Sep                                                                             0.079
Oct                                                                             0.079
Nov                                                                             0.079
Dec                                                                             0.082
Jan                                                                             0.082
Feb                                                                             0.082
Mar                                                                             0.085
Apr                                                                             0.085
May                                                                             0.085
Jun                                                                              0.09
Jul                                                                              0.09

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.

8/01/05                                                                          13.69
                                                                                 13.61
                                                                                 13.40
                                                                                 13.40
                                                                                 13.33
                                                                                 13.43
                                                                                 13.45
                                                                                 13.36
                                                                                 13.07
                                                                                 13.07
                                                                                 13.10
                                                                                 12.73
                                                                                 12.46
                                                                                 12.71
                                                                                 12.63
                                                                                 12.47
                                                                                 12.33
                                                                                 12.28
                                                                                 12.34
                                                                                 12.64
                                                                                 12.33
                                                                                 12.36
                                                                                 12.59
                                                                                 12.83
                                                                                 12.95
                                                                                 12.78
                                                                                 12.86
                                                                                 12.95
                                                                                 13.02
                                                                                 13.03
                                                                                 12.88
                                                                                 13.09
                                                                                 13.19
                                                                                 13.10
                                                                                 13.18
                                                                                 13.05
                                                                                 13.12
                                                                                 12.95
                                                                                 12.85
                                                                                 12.97
                                                                                 13.03
                                                                                 12.90
                                                                                 12.92
                                                                                 12.94
                                                                                 13.07
                                                                                 13.09
                                                                                 13.04
                                                                                 13.14
                                                                                 13.06
                                                                                 13.06
                                                                                 13.13
                                                                                 13.06
                                                                                 13.16
7/31/06                                                                          13.15


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Common Share Price                                                             $13.15
-------------------------------------------------------------------------------------
Common Share
Net Asset Value                                                                $13.90
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                      -5.40%
-------------------------------------------------------------------------------------
Latest Dividend                                                               $0.0900
-------------------------------------------------------------------------------------
Market Yield                                                                    8.21%
-------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                         $657,517
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/04)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
1-Year                                                             3.70%        5.72%
-------------------------------------------------------------------------------------
Since
Inception                                                          0.87%        5.02%
-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Media                                                                           20.5%
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                                   10.6%
-------------------------------------------------------------------------------------
Chemicals                                                                        6.5%
-------------------------------------------------------------------------------------
Health Care Providers & Services                                                 6.0%
-------------------------------------------------------------------------------------
Real Estate Management & Development                                             4.1%
-------------------------------------------------------------------------------------
IT Services                                                                      4.0%
-------------------------------------------------------------------------------------
Paper & Forest Products                                                          3.7%
-------------------------------------------------------------------------------------
Building Products                                                                3.3%
-------------------------------------------------------------------------------------
Containers & Packaging                                                           2.9%
-------------------------------------------------------------------------------------
Household Durables                                                               2.9%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           2.8%
-------------------------------------------------------------------------------------
Auto Components                                                                  2.5%
-------------------------------------------------------------------------------------
Commercial Services & Supplies                                                   2.3%
-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                      2.0%
-------------------------------------------------------------------------------------
Food & Staples Retailing                                                         1.6%
-------------------------------------------------------------------------------------
Insurance                                                                        1.6%
-------------------------------------------------------------------------------------
Specialty Retail                                                                 1.4%
-------------------------------------------------------------------------------------
Trading Companies & Distributors                                                 1.2%
-------------------------------------------------------------------------------------
Multi-Utilities                                                                  1.2%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           4.1%
-------------------------------------------------------------------------------------
Other                                                                           14.8%
-------------------------------------------------------------------------------------


TOP FIVE ISSUERS
(EXCLUDING SHORT-TERM INVESTMENTS)
(as a % of total investments)

-------------------------------------------------------------------------------------
Charter Communications Inc.                                                      2.5%
-------------------------------------------------------------------------------------
Metro-Goldwyn-Mayer Studios, Inc.                                                2.4%
-------------------------------------------------------------------------------------
Century Cable Holdings, LLC                                                      2.3%
-------------------------------------------------------------------------------------
Georgia Pacific Corporation                                                      2.2%
-------------------------------------------------------------------------------------
Graham Packaging Company, L.P.                                                   2.0%
-------------------------------------------------------------------------------------


Nuveen Floating Rate Income Opportunity Fund
JRO

PERFORMANCE
     OVERVIEW As of July 31, 2006


PORTFOLIO ALLOCATION
(as a % of total investments)
--------------------------------------------------------------------------------------
Variable Rate Senior Loan Interests                                              85.3%
--------------------------------------------------------------------------------------
Corporate Bonds                                                                  11.2%
--------------------------------------------------------------------------------------
Short-Term Investments                                                              3%
--------------------------------------------------------------------------------------
Other                                                                             0.5%
--------------------------------------------------------------------------------------

Bar Chart:
2005-2006 MONTHLY DIVIDENDS PER SHARE

Aug                                                                              0.076
Sep                                                                               0.08
Oct                                                                               0.08
Nov                                                                               0.08
Dec                                                                              0.085
Jan                                                                              0.085
Feb                                                                              0.085
Mar                                                                               0.09
Apr                                                                               0.09
May                                                                               0.09
Jun                                                                              0.095
Jul                                                                              0.095

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.

8/1/05                                                                           13.46
                                                                                 13.34
                                                                                 13.20
                                                                                 13.14
                                                                                 12.95
                                                                                 13.09
                                                                                 13.20
                                                                                 13.06
                                                                                 12.77
                                                                                 12.98
                                                                                 12.81
                                                                                 12.65
                                                                                 12.47
                                                                                 12.67
                                                                                 12.67
                                                                                 12.54
                                                                                 12.21
                                                                                 12.25
                                                                                 12.33
                                                                                 12.58
                                                                                 12.41
                                                                                 12.42
                                                                                 12.49
                                                                                 12.73
                                                                                 12.87
                                                                                 12.80
                                                                                 12.88
                                                                                 12.83
                                                                                 12.94
                                                                                 13.05
                                                                                 13.09
                                                                                 13.20
                                                                                 13.28
                                                                                 13.27
                                                                                 13.31
                                                                                 13.26
                                                                                 13.28
                                                                                 13.05
                                                                                 12.89
                                                                                 13.16
                                                                                 13.17
                                                                                 13.11
                                                                                 13.14
                                                                                 13.15
                                                                                 13.35
                                                                                 13.37
                                                                                 13.36
                                                                                 13.31
                                                                                 13.30
                                                                                 13.38
                                                                                 13.38
                                                                                 13.32
                                                                                 13.32
7/31/06                                                                          13.30


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Common Share Price                                                             $13.30
-------------------------------------------------------------------------------------
Common Share
Net Asset Value                                                                $13.95
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                      -4.66%
-------------------------------------------------------------------------------------
Latest Dividend                                                               $0.0950
-------------------------------------------------------------------------------------
Market Yield                                                                    8.57%
-------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                         $396,195
-------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/27/04)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
1-Year                                                             7.32%        6.60%
-------------------------------------------------------------------------------------
Since
Inception                                                          0.93%        5.38%
-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Media                                                                           19.2%
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                                    7.4%
-------------------------------------------------------------------------------------
Health Care Providers & Services                                                 6.9%
-------------------------------------------------------------------------------------
Diversified
Telecommunication Services                                                       6.4%
-------------------------------------------------------------------------------------
Chemicals                                                                        4.2%
-------------------------------------------------------------------------------------
Real Estate Management & Development                                             4.0%
-------------------------------------------------------------------------------------
Paper & Forest Products                                                          3.9%
-------------------------------------------------------------------------------------
IT Services                                                                      3.7%
-------------------------------------------------------------------------------------
Containers & Packaging                                                           3.3%
-------------------------------------------------------------------------------------
Building Products                                                                3.2%
-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                      2.7%
-------------------------------------------------------------------------------------
Food & Staples Retailing                                                         2.6%
-------------------------------------------------------------------------------------
Auto Components                                                                  2.2%
-------------------------------------------------------------------------------------
Specialty Retail                                                                 2.2%
-------------------------------------------------------------------------------------
Household Durables                                                               2.1%
-------------------------------------------------------------------------------------
Commercial Services & Supplies                                                   2.0%
-------------------------------------------------------------------------------------
Textiles Apparel & Luxury Goods                                                  2.0%
-------------------------------------------------------------------------------------
Trading Companies & Distributors                                                 1.9%
-------------------------------------------------------------------------------------
Aerospace & Defense                                                              1.6%
-------------------------------------------------------------------------------------
Household Products                                                               1.5%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           3.0%
-------------------------------------------------------------------------------------
Other                                                                           14.0%
-------------------------------------------------------------------------------------

TOP FIVE ISSUERS
(EXCLUDING SHORT-TERM INVESTMENTS)
(as a % of total investments)

-------------------------------------------------------------------------------------
Cablevision Systems Corporation                                                  3.0%
-------------------------------------------------------------------------------------
Century Cable Holdings, LLC                                                      2.5%
-------------------------------------------------------------------------------------
El Paso Corporation                                                              2.4%
-------------------------------------------------------------------------------------
Vanguard Health Holding Company, LLC                                             2.3%
-------------------------------------------------------------------------------------
Graham Packaging Company, L.P.                                                   2.3%
-------------------------------------------------------------------------------------

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN SENIOR INCOME FUND
NUVEEN FLOATING RATE INCOME FUND
NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund and Nuveen Floating Rate Income Opportunity Fund (the "Funds"), as of July 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, cash flows for the year then ended, and the financial highlights for each of the periods after July 31, 2003. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Nuveen Senior Income Fund for each of the two years in the period ended July 31, 2003 were audited by other auditors whose report dated September 18, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund and Nuveen Floating Rate Income Opportunity Fund at July 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, cash flows for the year then ended, and the financial highlights for each of the periods after July 31, 2003 in conformity with U.S. generally accepted accounting principles.

                                                       /s/ ERNST & YOUNG LLP

Chicago, Illinois
September 21, 2006

Nuveen Senior Income Fund (NSL)

Portfolio of
        INVESTMENTS July 31, 2006

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (3)    RATINGS (4)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               VARIABLE RATE SENIOR LOAN INTERESTS - 144.7% (89.7% OF TOTAL INVESTMENTS) (2)
               AEROSPACE & DEFENSE - 2.4% (1.5% OF TOTAL INVESTMENTS)
 $    2,970    Mid-Western Aircraft Systems Inc., Term Loan B           7.748%        12/31/11              B1      $    2,985,964
      2,420    Vought Aircraft Industries, Inc., Term Loan              8.000%        12/22/11              B+           2,441,067
        545    Vought Aircraft Industries, Inc., Tranche B,             7.834%        12/22/10              B+             548,864
                Letter of Credit
----------------------------------------------------------------------------------------------------------------------------------
      5,935    Total Aerospace & Defense                                                                                 5,975,895
----------------------------------------------------------------------------------------------------------------------------------
               AIRLINES - 2.4% (1.5% OF TOTAL INVESTMENTS)
        750    United Air Lines Inc., Delayed Draw Term Loan            9.188%         2/01/12              B+             759,453
      5,250    United Air Lines Inc., Term Loan B                       8.625%         2/12/12              B+           5,316,171
----------------------------------------------------------------------------------------------------------------------------------
      6,000    Total Airlines                                                                                            6,075,624
----------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 8.2% (5.1% OF TOTAL INVESTMENTS)
      1,000    Dana Corporation, DIP Term Loan B                        7.650%         3/30/08              B3           1,001,979
      4,224    Federal-Mogul Corporation, Term Loan A, (7)              7.650%         2/24/04             N/R           4,135,600
      5,551    Federal-Mogul Corporation, Term Loan B, (7)              7.900%         2/24/05             N/R           5,450,118
      1,874    Gen Tek Inc., Term Loan B                                7.560%        12/31/10              B2           1,886,945
      2,000    Goodyear Tire & Rubber Company, Second Lien Term         7.954%         4/30/10              B2           2,011,458
                Loan
      1,000    Goodyear Tire & Rubber Company, Term Loan                3.764%         4/30/10              B1           1,002,054
      1,755    Metalforming Technologies, Inc., Term Loan A, (7)        0.000%         9/30/07             N/R             333,446
                (8)
        683    Metalforming Technologies, Inc., Term Loan B,            0.000%         9/30/07             N/R             129,681
                (PIK) (7) (8)
      3,042    Tenneco Automotive Inc., Term Loan B                     7.190%        12/12/10             BB-           3,064,989
      1,336    Tenneco Automotive Inc., Term Loan B-1                   7.402%        12/12/10             BB-           1,346,395
----------------------------------------------------------------------------------------------------------------------------------
     22,465    Total Auto Components                                                                                    20,362,665
----------------------------------------------------------------------------------------------------------------------------------
               BUILDING PRODUCTS - 6.1% (3.8% OF TOTAL INVESTMENTS)
        109    Atrium Companies Inc., Delayed Term Loan, (5)            0.750%        12/21/06               B                 137
        891    Atrium Companies Inc., Term Loan                         8.220%         5/31/12               B             891,701
      2,553    Euramax Holdings Inc., Term Loan                         8.063%         6/21/12              B2           2,568,078
      1,965    Nortek, Inc., Term Loan B                                7.400%         8/27/11               B           1,962,237
      5,000    Stile Acquisition Corporation, Canadian Bridge          11.000%        10/06/15              B2           4,783,333
                Loan
      2,467    Stile Acquisition Corporation, Canadian Term Loan        7.490%         4/05/13              B2           2,422,822
      2,471    Stile Acquisition Corporation, Term Loan B               7.490%         4/05/13              B2           2,426,949
----------------------------------------------------------------------------------------------------------------------------------
     15,456    Total Building Products                                                                                  15,055,257
----------------------------------------------------------------------------------------------------------------------------------
               CAPITAL MARKETS - 0.8% (0.5% OF TOTAL INVESTMENTS)
      1,995    Ameritrade Holdings Corporation, Term Loan               6.900%        12/31/12              BB           1,992,506
----------------------------------------------------------------------------------------------------------------------------------
               CHEMICALS - 5.1% (3.2% OF TOTAL INVESTMENTS)
      2,250    Celanese Holdings LLC, Term Loan B                       7.499%         4/06/11              B+           2,257,271
      1,007    Huntsman International LLC, Term Loan                    7.150%         8/16/12             BB-           1,003,179
      1,995    ISP Chemco Inc., Term Loan                               7.070%         2/16/13             BB-           1,997,138
      3,950    Mosaic Company, Term Loan                                6.989%         2/21/12             Ba2           3,951,236
      1,970    Rockwood Specialties Group, Inc., Term Loan E            7.485%         7/30/12              B+           1,976,567
      1,500    Wellman Inc., First Lien Term Loan                       9.149%         2/10/09              B+           1,505,860
----------------------------------------------------------------------------------------------------------------------------------
     12,672    Total Chemicals                                                                                          12,691,251
----------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 4.3% (2.7% OF TOTAL INVESTMENTS)
      2,550    Acco Brands, Term Loan B                                 7.120%         8/17/12             BB-           2,551,594
      1,472    Allied Waste North America, Inc., Letter of Credit       7.084%         1/15/12              B1           1,466,256
      3,790    Allied Waste North America, Inc., Term Loan B            7.150%         1/15/12              B1           3,776,853
      2,000    Williams Scotsman, Inc., Term Loan B                     6.626%         6/28/10              B2           2,005,417
        975    Workflow Management, Inc., Term Loan                     9.459%        11/30/11              B2             983,531
----------------------------------------------------------------------------------------------------------------------------------
     10,787    Total Commercial Services & Supplies                                                                     10,783,651
----------------------------------------------------------------------------------------------------------------------------------
               COMMUNICATIONS EQUIPMENT - 0.8% (0.5% OF TOTAL INVESTMENTS)
      2,000    IPC Acquisition Corporation Second Lien Term Loan,      12.520%         8/05/12              B-           2,029,583
                WI/DD
----------------------------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS July 31, 2006

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (3)    RATINGS (4)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               CONSTRUCTION & ENGINEERING - 0.7% (0.4% OF TOTAL INVESTMENTS)
 $    1,699    Maxim Crane Works, Term Loan                             7.437%         2/23/10              B-      $    1,704,748
----------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 4.2% (2.6% OF TOTAL INVESTMENTS)
      4,925    Graham Packaging Company, L.P., Term Loan B              7.813%        10/07/11               B           4,944,496
      2,857    Graham Packaging Company, L.P., Term Loan C              9.750%         4/07/12            CCC+           2,900,000
        437    Smurfit-Stone Container Corporation,                     7.584%        11/01/10              B+             439,167
                Deposit-Funded Commitment
      1,305    Smurfit-Stone Container Corporation, Term Loan B         7.590%        11/01/11              B+           1,312,462
        536    Smurfit-Stone Container Corporation, Term Loan C         7.540%        11/01/11              B+             538,719
        192    Smurfit-Stone Container Corporation, Tranche C-1         7.625%        11/01/11              B+             192,672
----------------------------------------------------------------------------------------------------------------------------------
     10,252    Total Containers & Packaging                                                                             10,327,516
----------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 4.8% (3.0% OF TOTAL INVESTMENTS)
      2,000    Cebridge III LLC., Term Loan B                           7.739%        11/05/13              B+           1,989,464
      1,975    Intelsat Limited, Term Loan                              7.758%         7/01/13              B1           1,983,229
      2,000    Level 3 Communications Incorporated, Term Loan           8.413%        12/16/11            Caa1           2,003,333
        800    Qwest Corporation, Term Loan A                          12.000%         6/30/07             Ba3             814,300
      5,000    Qwest Corporation, Term Loan B                           6.950%         6/30/10             Ba3           4,973,960
      5,000    WCI Capital Corporation, Term Loan B, (7) (8)            0.000%         9/30/07             N/R             147,918
----------------------------------------------------------------------------------------------------------------------------------
     16,775    Total Diversified Telecommunication Services                                                             11,912,204
----------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.4% (0.1% OF TOTAL INVESTMENTS)
        178    Astoria Generating Company, Letter of Credit             7.450%         2/23/11             N/R             178,093
        753    Astoria Generating Company, Term Loan B                  7.450%         2/23/13              B1             755,161
----------------------------------------------------------------------------------------------------------------------------------
        931    Total Electric Utilities                                                                                    933,254
----------------------------------------------------------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - 1.6% (1.0% OF TOTAL INVESTMENTS)
      2,274    Mueller Group, Inc., Term Loan                           7.650%        10/03/12              B+           2,287,769
      1,583    Sensus Metering Systems Inc., Term Loan B-1              7.239%        12/17/10              B2           1,586,565
        210    Sensus Metering Systems Inc., Term Loan B-2              7.500%        12/17/10              B2             210,743
----------------------------------------------------------------------------------------------------------------------------------
      4,067    Total Electrical Equipment                                                                                4,085,077
----------------------------------------------------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8% (0.5% OF TOTAL INVESTMENTS)
      2,000    Sensata Technologies B.V., Term Loan                     7.240%         4/27/13              B1           1,991,607
----------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 2.4% (1.5% OF TOTAL INVESTMENTS)
        465    Dole Foods Company Inc., Deposit-Funded Commitment       5.370%         4/12/13             BB-             456,185
      1,044    Dole Foods Company Inc., Term Loan B                     7.170%         4/12/13             BB-           1,023,851
      3,480    Dole Foods Company Inc., Term Loan C                     7.200%         4/12/13              B+           3,412,836
        975    Michael Foods, Inc., Term Loan B                         7.514%        11/21/10              B+             978,299
----------------------------------------------------------------------------------------------------------------------------------
      5,964    Total Food Products                                                                                       5,871,171
----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 12.0% (7.5% OF TOTAL INVESTMENTS)
      5,335    Community Health Systems, Inc., Term Loan                6.970%         8/19/11             BB-           5,342,479
      4,696    Davita Inc., Term Loan B                                 7.440%        10/05/12              B1           4,710,755
      1,995    Fresenius Medical Care AG & Co. KGaA, Term Loan          6.850%         3/31/13              BB           1,979,900
      2,000    HealthSouth Corporation, Term Loan                       8.520%         3/10/13              B2           1,998,889
      1,960    IASIS Healthcare LLC, Term Loan B                        7.730%         6/22/11              B+           1,972,250
      3,970    LifeCare Holdings Inc., Term Loan B                      7.650%         8/11/12               B           3,791,350
      2,154    Psychiatric Solutions Inc., Term Loan B                  6.910%         7/01/12              B+           2,155,192
      2,963    Select Medical Corporation, Term Loan                    6.940%         2/24/12              B1           2,925,839
      4,933    Vanguard Health Holding Company, LLC, Replacement        7.870%         9/23/11               B           4,958,511
                Term Loan
----------------------------------------------------------------------------------------------------------------------------------
     30,006    Total Health Care Providers & Services                                                                   29,835,165
----------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 16.5% (10.2% OF TOTAL INVESTMENTS)
      4,988    24 Hour Fitness Worldwide, Inc., Term Loan B             8.050%         6/08/12               B           5,018,672
      1,802    Ameristar Casinos, Inc., Term Loan B                     6.727%        11/10/12             Ba3           1,807,929
      3,960    CCM Merger, Inc., Term Loan B                            7.420%         7/13/12               B           3,951,597
        122    Cracker Barrel, Term B-2 Delayed Draw, (5) (10)          0.750%         4/28/13              BB                (877)
        876    Cracker Barrel, Term Loan B-1                            6.630%         4/28/13              BB             871,460
      1,970    Isle of Capri Casinos, Inc., Term Loan                   7.170%         2/04/11             BB-           1,971,724
      4,373    Jack in the Box Inc., Term Loan                          6.843%         1/08/11              BB           4,393,679
      7,974    OpBiz, LLC, Term Loan A                                  8.508%         8/31/10              B-           7,720,568
         21    OpBiz, LLC, Term Loan B, (PIK)                           8.990%         8/31/10              B-              20,568
      3,970    Penn National Gaming, Inc., Term Loan B                  7.130%        10/03/12              BB           3,984,391
      2,000    Pinnacle Entertainment Inc., Term Loan                   7.400%        12/14/11              B1           2,006,563
      1,000    Quiznos Sub, Term Loan C                                11.259%        11/05/13            Caa1           1,015,625

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (3)    RATINGS (4)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE (continued)
 $    1,949    Resorts International Hotel and Casino Inc., Term        9.500%         4/26/12            CCC+      $    1,964,425
                Loan B
      3,634    Resorts International Hotel and Casino Inc., Term       16.499%         3/31/13            CCC-           3,784,502
                Loan C
        427    Venetian Casino Resort, LLC, Delayed Term Loan           7.250%         6/15/11             BB-             427,384
      2,073    Venetian Casino Resort, LLC, Term Loan                   7.250%         6/15/11             BB-           2,072,811
----------------------------------------------------------------------------------------------------------------------------------
     41,139    Total Hotels, Restaurants & Leisure                                                                      41,011,021
----------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD DURABLES - 4.5% (2.8% OF TOTAL INVESTMENTS)
      5,000    Armstrong Holdings Inc., Revolver, (7) (8)               0.000%         7/31/06             N/R           3,385,000
      3,233    Sealy Mattress Company, Term Loan D                      7.110%         4/06/12             BB-           3,238,807
      4,500    Shea Homes Inc., Term Loan                               7.490%        10/27/11             BB-           4,483,125
----------------------------------------------------------------------------------------------------------------------------------
     12,733    Total Household Durables                                                                                 11,106,932
----------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS - 1.6% (1.0% OF TOTAL INVESTMENTS)
      1,955    Prestige Brands, Inc., Term Loan B                       7.230%         4/06/11              B+           1,961,516
      2,000    Spectrum Brands, Term Loan                               8.334%         2/07/12              B-           2,002,500
----------------------------------------------------------------------------------------------------------------------------------
      3,955    Total Household Products                                                                                  3,964,016
----------------------------------------------------------------------------------------------------------------------------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.4% (0.1% OF TOTAL INVESTMENTS)
        520    Covanta Energy Corporation, Letter of Credit             7.710%         6/24/12              B+             523,252
        373    Covanta Energy Corporation, Tranche C                    7.700%         6/24/12              B-             374,963
----------------------------------------------------------------------------------------------------------------------------------
        893    Total Independent Power Producers & Energy Traders                                                          898,215
----------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 2.4% (1.5% OF TOTAL INVESTMENTS)
      5,989    Conseco, Inc., Term Loan                                 7.119%         6/22/10             BB-           6,003,180
----------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 3.0% (1.8% OF TOTAL INVESTMENTS)
      2,359    Fidelity National Information Services, Term Loan        7.099%         3/09/13             BB+           2,362,127
                B
      4,950    SunGard Data Systems Inc., Term Loan B                   7.660%         2/11/13              B+           4,977,844
----------------------------------------------------------------------------------------------------------------------------------
      7,309    Total IT Services                                                                                         7,339,971
----------------------------------------------------------------------------------------------------------------------------------
               LEISURE EQUIPMENT & PRODUCTS - 1.2% (0.7% OF TOTAL INVESTMENTS)
      3,000    Bombardier Recreational Products, Term Loan              8.240%         6/07/13              B1           2,998,125
----------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 2.9% (1.8% OF TOTAL INVESTMENTS)
        760    Dresser-Rand Group, Inc., Term Loan                      7.270%        10/10/10              B+             766,771
      5,000    Navistar International Corporation, Bridge Loan,         9.255%         1/22/09             N/R           4,398,867
                (5)
      2,000    Rexnord Corporation, Term Loan                           8.062%         7/19/13              B+           2,006,875
----------------------------------------------------------------------------------------------------------------------------------
      7,760    Total Machinery                                                                                           7,172,513
----------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 26.2% (16.3% OF TOTAL INVESTMENTS)
      4,500    American Media Operations, Inc., Term Loan               8.120%         1/30/13               B           4,541,063
      1,405    Blockbuster, Inc., Term Loan A, WI/DD                    8.870%         8/20/09              B-           1,403,571
      1,839    Blockbuster, Inc., Term Loan B                           9.220%         8/20/11              B-           1,845,127
      4,988    Cablevision Systems Corporation, Incremental Term        7.030%         3/29/13             Ba3           4,963,642
                Loan
      6,000    Century Cable Holdings, LLC, Discretionary Term          9.250%        12/31/09             N/R           5,758,749
                Loan, (7)
      1,640    Century Cable Holdings, LLC, Revolver, (7) (9)           9.250%        10/25/10             N/R           1,556,395
      2,000    Century Cable Holdings, LLC, Revolver, (7) (9)           9.250%        10/25/10             N/R           1,898,043
      4,906    Charter Communications Inc., Term Loan                   8.125%         4/28/13               B           4,919,569
      2,222    Dex Media East LLC, Term Loan B                          6.770%        11/10/08              BB           2,212,622
      4,074    Dex Media West, LLC, Term Loan B                         6.800%         3/09/10              BB           4,055,956
        576    Emmis Operating Company, Term Loan                       7.140%        11/10/11              B+             577,495
        498    Gray Television Inc., Incremental Term Loan              7.000%         5/22/13             BB-             497,915
      1,493    Gray Television, Inc., Term Loan B                       7.010%        11/22/12             BB-           1,493,744
      4,988    Metro-Goldwyn-Mayer Studios, Inc., Term Loan B           7.749%         4/08/12              B+           5,001,789
      2,000    Philadelphia Newspapers, Term Loan                       8.090%         6/29/13               B           2,007,500
      5,940    Primedia Inc., Term Loan                                 7.625%         9/30/13             N/R           5,865,008
      4,304    R. H. Donnelley Inc., Tranche D                          6.900%         6/30/11             Ba3           4,276,779
      4,621    Regal Cinemas Corporation, Term Loan                     7.240%        11/10/10             BB-           4,601,856
      1,713    Sun Media Corporation, Term Loan B                       7.235%         2/07/09              BB           1,711,895
      1,500    UPC Broadband Holding BV, Term Loan J2                   7.640%         3/29/13               B           1,498,607
      1,500    UPC Broadband Holding BV, Term Loan K2                   7.640%        12/31/13               B           1,498,607
      2,926    WMG Acquisition Corp., Term Loan                         7.310%         2/28/11              B+           2,936,551
----------------------------------------------------------------------------------------------------------------------------------
     65,633    Total Media                                                                                              65,122,483
----------------------------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS July 31, 2006

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (3)    RATINGS (4)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 1.0% (0.7% OF TOTAL INVESTMENTS)
 $    1,876    Amsted Industries Incorporated, Delayed Term Loan,       2.000%         4/05/11              B1      $      (18,761)
                (5) (10)
      2,610    Amsted Industries Incorporated, Term Loan                7.460%         4/05/13              B1           2,625,224
----------------------------------------------------------------------------------------------------------------------------------
      4,486    Total Metals & Mining                                                                                     2,606,463
----------------------------------------------------------------------------------------------------------------------------------
               MULTILINE RETAIL - 0.6% (0.4% OF TOTAL INVESTMENTS)
      1,496    Sears Canada Inc., Term Loan                             7.249%        12/22/12             BB+           1,499,055
----------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 1.6% (1.0% OF TOTAL INVESTMENTS)
        743    NRG Energy Inc., Credit-Linked Deposit                   7.499%         2/01/13             BB-             744,927
      3,249    NRG Energy Inc., Term Loan                               7.231%         2/01/13             BB-           3,262,235
----------------------------------------------------------------------------------------------------------------------------------
      3,992    Total Multi-Utilities                                                                                     4,007,162
----------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 5.5% (3.4% OF TOTAL INVESTMENTS)
      3,980    Citgo Petroleum Corporation, Term Loan                   6.695%        11/15/12             Ba1           3,983,980
        800    Coffeyville Resources LLC, Letter of Credit              8.000%         7/08/11              B1             804,750
      1,188    Coffeyville Resources LLC, Term Loan B                   7.940%         7/08/12              B1           1,195,099
      1,125    El Paso Corporation, Deposit-Funded Commitment           8.844%        11/23/09              B+           1,128,445
      1,000    El Paso Corporation, Letter of Credit, WI/DD                TBD             TBD              B+           1,005,625
      1,448    El Paso Corporation, Term Loan                           8.250%        11/23/09              B+           1,452,476
        774    Targa Resources Inc., Synthetic Letter of Credit         7.624%        10/31/12              B+             776,474
      3,202    Targa Resources Inc., Term Loan B                        7.390%        10/31/12              B+           3,211,045
----------------------------------------------------------------------------------------------------------------------------------
     13,517    Total Oil, Gas & Consumable Fuels                                                                        13,557,894
----------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 5.2% (3.2% OF TOTAL INVESTMENTS)
        461    Bluegrass Container Company, LLC, Delayed Draw,          0.000%         6/30/13             Ba3               2,447
                1st Lien, (5)
        485    Bluegrass Container Company, LLC, Delayed Draw,          0.000%        12/31/13             BB-             491,515
                2nd Lien, WI/DD
      1,539    Bluegrass Container Company, LLC, Term Loan B            7.650%         6/30/13             BB-           1,547,570
      1,515    Bluegrass Container Company, LLC, Term Loan, 2nd        10.400%        12/31/13              B-           1,535,985
                Lien, WI/DD
      1,034    Boise Cascade Corporation, Term Loan D                   7.199%         3/29/11             Ba3           1,036,654
      3,980    Georgia-Pacific Corporation, Term Loan B                 7.350%        12/20/12             BB-           3,980,147
      2,000    Georgia-Pacific Corporation, Term Loan C                 8.300%        12/23/13              B+           2,019,732
      2,322    NewPage Corporation, Term Loan B                         8.499%         5/02/11               B           2,339,764
----------------------------------------------------------------------------------------------------------------------------------
     13,336    Total Paper & Forest Products                                                                            12,953,814
----------------------------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS - 0.8% (0.5% OF TOTAL INVESTMENTS)
      1,975    Talecris Biotherapeutics Inc., Term Loan B               8.440%         4/01/11             N/R           1,975,000
----------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.8% (3.0% OF TOTAL INVESTMENTS)
      3,907    Capital Automotive LP., Term Loan                        7.100%        12/16/10             BB+           3,911,487
        420    Lion Gables, Term Loan                                   7.100%         9/30/06             Ba2             420,213
      3,500    LNR Property Corporation, Term Loan B                    8.110%         7/12/11              B2           3,521,147
      3,000    Trizec Properties Inc., Bridge Loan                      6.775%         5/02/07             Ba2           2,998,595
        972    United Components, Inc., Term Loan                       7.410%         6/30/12              B2             976,372
----------------------------------------------------------------------------------------------------------------------------------
     11,799    Total Real Estate Management & Development                                                               11,827,814
----------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 4.0% (2.5% OF TOTAL INVESTMENTS)
      1,318    Micro Warehouse, Inc., Term Loan B, (7) (8) (11)         0.000%         1/30/07             N/R              39,534
      3,969    Norwood Promotional Products, Term Loan A               11.563%         8/16/09             N/R           4,048,811
      5,705    Norwood Promotional Products, Term Loan B                6.000%         8/16/11             N/R           1,825,496
      2,000    Toys "R" Us, Inc., Term Loan                             8.346%        12/09/08               B           1,991,250
      1,990    TravelCenters of America Inc., Term Loan                 7.020%        12/01/11              B1           1,991,741
----------------------------------------------------------------------------------------------------------------------------------
     14,982    Total Specialty Retail                                                                                    9,896,832
----------------------------------------------------------------------------------------------------------------------------------
               TEXTILES APPAREL & LUXURY GOODS - 3.5% (2.2% OF TOTAL INVESTMENTS)
        998    Burlington Coat Factory Warehouse Corporation,           7.530%         5/28/13               B             971,393
                Term Loan
      4,530    Visant Holding Corporation, Term Loan C                  7.068%         7/29/10              B+           4,556,963
      3,151    William Carter Company, Term Loan B                      6.854%         7/14/12              B1           3,147,209
----------------------------------------------------------------------------------------------------------------------------------
      8,679    Total Textiles Apparel & Luxury Goods                                                                     8,675,565
----------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 1.6% (1.0% OF TOTAL INVESTMENTS)
      1,980    Ashtead Group Public Limited Company, Term Loan          6.938%        11/12/09             Ba3           1,981,238
        393    Brenntag Holdings, Acquisition Facility                  8.080%         1/20/14              B2             398,616
      1,607    Brenntag Holdings, Term Loan B2                          8.080%         1/20/14              B-           1,616,916
----------------------------------------------------------------------------------------------------------------------------------
      3,980    Total Trading Companies & Distributors                                                                    3,996,770
----------------------------------------------------------------------------------------------------------------------------------

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (3)    RATINGS (4)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.4% (0.2% OF TOTAL INVESTMENTS)
 $    1,000    Crown Castle International Corporation, Term Loan        7.650%         6/01/14              B2      $    1,005,625
----------------------------------------------------------------------------------------------------------------------------------
 $  376,657    TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (COST                                                         359,245,624
                $370,037,899)
==================================================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                         COUPON          MATURITY     RATINGS (4)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 9.3% (5.7% OF TOTAL INVESTMENTS)
               CHEMICALS - 0.8% (0.5% OF TOTAL INVESTMENTS)
 $    2,000    OM Group Inc.                                            9.250%        12/15/11              B-      $    2,080,000
----------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 1.2% (0.8% OF TOTAL INVESTMENTS)
      3,000    Intelsat Subsidiary Holding Company Limited,            10.385%         1/15/12              B+           3,060,000
                Floating Rate Note, 4.875% plus six-month LIBOR,
                WI/DD
----------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 1.0% (0.6% OF TOTAL INVESTMENTS)
      2,400    Park Place Entertainment                                 8.875%         9/15/08             BB+           2,517,000
----------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 2.7% (1.7% OF TOTAL INVESTMENTS)
      1,930    AMC Entertainment Inc.                                   9.875%         2/01/12              B3           1,956,537
      2,000    Cablevision Systems Corporation, Floating Rate          10.010%         4/01/09              B+           2,140,000
                Note, 4.500% plus six-month LIBOR, 144A
      2,500    Primedia Inc., Floating Rate Note, 5.375% plus          10.841%         5/15/10               B           2,562,500
                three-month LIBOR, 144A
----------------------------------------------------------------------------------------------------------------------------------
      6,430    Total Media                                                                                               6,659,037
----------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.8% (0.5% OF TOTAL INVESTMENTS)
      2,000    Verso Paper Holdings LLC, Floating Rate Note,            9.216%         8/01/14              B+           2,022,500
                3.750% plus three-month LIBOR, WI/DD
----------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 0.3% (0.1% OF TOTAL INVESTMENTS)
        500    Avago Technologies Finance Pte. Ltd., Floating          10.966%         6/01/13               B             527,500
                Rate Note, 5.500% plus three-month LIBOR, 144A
----------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 2.5% (1.5% OF TOTAL INVESTMENTS)
      6,000    Dobson Communications Corporation, Floating Rate         9.716%        10/15/12             CCC           6,120,000
                Note, 4.250% plus three-month LIBOR
----------------------------------------------------------------------------------------------------------------------------------
 $   22,330    TOTAL CORPORATE BONDS (COST $22,560,491)                                                                 22,986,037
==================================================================================================================================
     SHARES    DESCRIPTION (1)                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               INVESTMENT COMPANIES - 0.6% (0.4% OF TOTAL INVESTMENTS)
    205,050    ING Prime Rate Trust                                                                                 $    1,455,855
----------------------------------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENT COMPANIES (COST $1,432,329)                                                              1,455,855
               ===================================================================================================================
     SHARES    DESCRIPTION (1)                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               COMMON STOCKS - 0.0% (0.0% OF TOTAL INVESTMENTS)
               AUTO COMPONENTS - 0.0% (0.0% OF TOTAL INVESTMENTS)
    279,642    Metalforming Technologies Inc., (7) (11)                                                             $           --
----------------------------------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS (COST $0)                                                                                    --
               ===================================================================================================================
     SHARES    DESCRIPTION (1)                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               WARRANTS - 0.0% (0.0% OF TOTAL INVESTMENTS)
      5,672    Reliant Energy Inc.                                                                                  $       36,868
----------------------------------------------------------------------------------------------------------------------------------
               TOTAL WARRANTS (COST $40,254)                                                                                36,868
               ===================================================================================================================

       Portfolio of INVESTMENTS July 31, 2006

  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                         COUPON          MATURITY                             VALUE
----------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 6.7% (4.2% OF TOTAL INVESTMENTS)
 $   16,681    Repurchase Agreement with State Street Bank, dated       4.910%         8/01/06                      $   16,680,941
                7/31/06, repurchase price $16,683,216,
                collateralized by $15,650,000, U.S. Treasury
                Bonds, 10.375%, due 11/15/12, value $17,019,375
 ==========    -------------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $16,680,941)                                                          16,680,941
               ===================================================================================================================
               TOTAL INVESTMENTS (COST $410,751,914) - 161.3%                                                          400,405,325
               -------------------------------------------------------------------------------------------------------------------
               BORROWING PAYABLE - (41.5)% (6)                                                                        (103,000,000)
               -------------------------------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES - (1.3)%                                                                   (3,134,389)
               -------------------------------------------------------------------------------------------------------------------
               PREFERRED SHARES, AT LIQUIDATION VALUE - (18.5)%                                                        (46,000,000)
               -------------------------------------------------------------------------------------------------------------------
               NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                        $  248,270,936
               ===================================================================================================================

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ('LIBOR'), or (ii) the prime rate offered by one or more major United States banks.
                 Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
        (3)      Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
        (4)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard &
                 Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (5)      Portion of position represents an unfunded Senior Loan commitment outstanding at July 31,
                 2006.
        (6)      Borrowings payable as a percentage of total investments is (25.7%).
        (7)      At or subsequent to July 31, 2006, this issue was under the protection of the Federal
                 Bankruptcy Court.
        (8)      Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
        (9)      Position represents a participation commitment outstanding at July 31, 2006.
       (10)      Negative value represents unrealized depreciation on Senior Loan commitment at July 31,
                 2006.
       (11)      Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
        N/R      Not rated.
      WI/DD      Purchased on a when-issued or delayed delivery basis.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
        TBD      Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
      (PIK)      In lieu of cash payment, interest accrued on 'Payment in Kind' investment increases principal outstanding.

                                 See accompanying notes to financial statements.

Nuveen Floating Rate Income Fund (JFR)

Portfolio of
        INVESTMENTS July 31, 2006

                                                                    WEIGHTED
   PRINCIPAL                                                         AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                        COUPON      MATURITY (3)    RATINGS (4)            VALUE
------------------------------------------------------------------------------------------------------------------------------
               VARIABLE RATE SENIOR LOAN INTERESTS - 139.6% (86.3% OF TOTAL INVESTMENTS) (2)
               AEROSPACE & DEFENSE - 1.7% (1.0% OF TOTAL INVESTMENTS)
 $    5,940    Mid-Western Aircraft Systems Inc., Term Loan B         7.748%         12/31/11             B1      $  5,971,928
      2,000    Transdigm Inc.                                         7.449%          6/23/13             B+         2,007,188
      2,420    Vought Aircraft Industries, Inc., Term Loan            8.000%         12/22/11             B+         2,441,067
        545    Vought Aircraft Industries, Inc., Tranche B,           7.834%         12/22/10             B+           548,864
                Letter of Credit
------------------------------------------------------------------------------------------------------------------------------
     10,905    Total Aerospace & Defense                                                                            10,969,047
------------------------------------------------------------------------------------------------------------------------------
               AIRLINES - 1.8% (1.1% OF TOTAL INVESTMENTS)
      1,500    United Air Lines Inc., Delayed Draw Term Loan          9.188%          2/01/12             B+         1,518,906
     10,500    United Air Lines Inc., Term Loan B                     8.625%          2/12/12             B+        10,632,342
------------------------------------------------------------------------------------------------------------------------------
     12,000    Total Airlines                                                                                       12,151,248
------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 4.0% (2.5% OF TOTAL INVESTMENTS)
     17,662    Federal-Mogul Corporation, Term Loan A, (6)            7.650%          2/24/04            N/R        17,290,365
      2,000    Federal-Mogul Corporation, Term Loan B, (6)            7.900%          2/24/05            N/R         1,963,750
      6,000    Goodyear Tire & Rubber Company, Second Lien Term       7.954%          4/30/10             B2         6,034,374
                Loan
      1,000    Goodyear Tire & Rubber Company, Term Loan              3.764%          4/30/10             B1         1,002,054
------------------------------------------------------------------------------------------------------------------------------
     26,662    Total Auto Components                                                                                26,290,543
------------------------------------------------------------------------------------------------------------------------------
               BEVERAGES - 0.3% (0.2% OF TOTAL INVESTMENTS)
      2,361    Constellation Brands, Inc., Term Loan                  6.820%          6/05/13             BB         2,371,257
------------------------------------------------------------------------------------------------------------------------------
               BUILDING PRODUCTS - 5.4% (3.3% OF TOTAL INVESTMENTS)
        219    Atrium Companies Inc., Delayed Term Loan, (5)          0.750%         12/21/06              B               274
      1,781    Atrium Companies Inc., Term Loan                       8.220%          5/31/12              B         1,783,402
     14,738    Nortek, Inc., Term Loan B                              7.400%          8/27/11              B        14,716,779
      4,434    PP Holding Corporation, Term Loan                      8.400%         11/12/11              B         4,478,804
      7,400    Stile Acquisition Corporation, Canadian Term Loan      7.490%          4/05/13             B2         7,268,465
      7,413    Stile Acquisition Corporation, Term Loan B             7.490%          4/05/13             B2         7,280,847
------------------------------------------------------------------------------------------------------------------------------
     35,985    Total Building Products                                                                              35,528,571
------------------------------------------------------------------------------------------------------------------------------
               CAPITAL MARKETS - 1.7% (1.0% OF TOTAL INVESTMENTS)
     10,973    Ameritrade Holdings Corporation, Term Loan             6.900%         12/31/12             BB        10,958,784
------------------------------------------------------------------------------------------------------------------------------
               CHEMICALS - 10.5% (6.5% OF TOTAL INVESTMENTS)
      7,126    Celanese Holdings LLC, Term Loan B                     7.499%          4/06/11             B+         7,148,025
      1,298    Headwaters Inc., Term Loan B                           7.490%          4/30/11            BB-         1,300,305
     12,710    Hercules Inc., Term Loan                               7.010%         10/08/10             BB        12,744,902
      4,929    Hexion Specialty Chemicals, Term Loan C1               7.563%          5/05/13             B2         4,887,635
      1,071    Hexion Specialty Chemicals, Term Loan C2               7.500%          5/05/13             B2         1,061,734
     10,766    Huntsman International LLC, Term Loan                  7.150%          8/16/12            BB-        10,729,085
      4,000    Ineos Group Holdings PLC, Term Loan B2                 7.339%         12/16/13             B+         4,029,166
      4,000    Ineos Group Holdings PLC, Term Loan C2                 7.839%         12/16/14             B-         4,029,166
        466    JohnsonDiversey Inc., Term Loan                        7.630%         12/16/10              B           469,469
      2,000    Lucite International, Term Loan B, WI/DD                  TBD              TBD             B+         2,017,500
      7,840    Lyondell Citgo Refining LP, Term Loan                  7.499%          5/21/07            N/R         7,859,600
     12,805    Rockwood Specialties Group, Inc., Term Loan E          7.485%          7/30/12             B+        12,847,685
------------------------------------------------------------------------------------------------------------------------------
     69,011    Total Chemicals                                                                                      69,124,272
------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 3.8% (2.3% OF TOTAL INVESTMENTS)
      4,321    Allied Waste North America, Inc., Letter of Credit     7.084%          1/15/12             B1         4,305,461
     11,130    Allied Waste North America, Inc., Term Loan B          7.150%          1/15/12             B1        11,090,215
      5,500    Williams Scotsman, Inc., Term Loan B                   6.626%          6/28/10             B2         5,514,897
      1,950    Workflow Management, Inc., Term Loan                   9.459%         11/30/11             B2         1,967,063
      1,951    Xerium Technologies Inc. Term Loan B                   7.749%          5/18/12             B+         1,945,344
------------------------------------------------------------------------------------------------------------------------------
     24,852    Total Commercial Services & Supplies                                                                 24,822,980
------------------------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS July 31, 2006

                                                                    WEIGHTED
   PRINCIPAL                                                         AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                        COUPON      MATURITY (3)    RATINGS (4)            VALUE
------------------------------------------------------------------------------------------------------------------------------
               COMMUNICATIONS EQUIPMENT - 0.5% (0.3% OF TOTAL INVESTMENTS)
 $    3,000    Aspect Software, Term Loan B, WI/DD                       TBD              TBD             B2      $  3,002,813
------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 4.6% (2.8% OF TOTAL INVESTMENTS)
      1,995    Amscan Holdings Inc., Term Loan B                      8.280%         12/23/12             B+         2,001,650
     17,730    Graham Packaging Company, L.P., Term Loan B            7.813%         10/07/11              B        17,800,184
      3,571    Graham Packaging Company, L.P., Term Loan C            9.750%          4/07/12           CCC+         3,625,000
        699    Smurfit-Stone Container Corporation,                   7.584%         11/01/10             B+           702,667
                Deposit-Funded Commitment
      3,617    Smurfit-Stone Container Corporation, Term Loan B       7.590%         11/01/11             B+         3,638,102
      1,692    Smurfit-Stone Container Corporation, Term Loan C       7.540%         11/01/11             B+         1,701,951
        531    Smurfit-Stone Container Corporation, Tranche C-1       7.625%         11/01/11             B+           534,080
------------------------------------------------------------------------------------------------------------------------------
     29,835    Total Containers & Packaging                                                                         30,003,634
------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES - 1.7% (1.0% OF TOTAL INVESTMENTS)
      3,960    EPCO Holdings Inc., Term Loan C                        7.400%          8/18/10             B+         3,981,966
      2,562    NASDAQ Stock Market, Inc., Term Loan C                 6.980%          4/18/12            Ba3         2,562,295
      4,420    NASDAQ Stock Market, Inc., Term Loan B                 6.970%          4/18/12            Ba3         4,420,205
------------------------------------------------------------------------------------------------------------------------------
     10,942    Total Diversified Financial Services                                                                 10,964,466
------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 3.7% (2.3% OF TOTAL INVESTMENTS)
      6,000    Cebridge III LLC., Term Loan C                         7.739%         11/05/13             B+         5,968,392
      1,000    Choice One Communications, Term Loan B                 9.500%          6/27/12              B         1,007,501
      3,950    Intelsat Limited                                       7.758%          7/01/13             B1         3,966,458
      6,000    Level 3 Communications Incorporated, Term Loan         8.413%         12/16/11           Caa1         6,009,999
      2,000    Madison River Capital LLC, Term Loan                   7.730%          7/30/12             B+         2,003,750
      5,500    Qwest Corporation, Term Loan B                         6.950%          6/30/10            Ba3         5,471,356
------------------------------------------------------------------------------------------------------------------------------
     24,450    Total Diversified Telecommunication Services                                                         24,427,456
------------------------------------------------------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - 0.9% (0.6% OF TOTAL INVESTMENTS)
      6,063    Mueller Group, Inc., Term Loan                         7.650%         10/03/12             B+         6,100,716
------------------------------------------------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1% (0.1% OF TOTAL INVESTMENTS)
      1,000    Sensata Technologies B.V., Term Loan                   7.240%          4/27/13             B1           995,804
------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 0.1% (0.1% OF TOTAL INVESTMENTS)
      1,002    Petroleum Geo-Services, Term Loan                      8.000%         12/15/12             B+         1,008,026
------------------------------------------------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING - 2.6% (1.6% OF TOTAL INVESTMENTS)
      9,885    Jean Coutu Group, Inc., Term Loan B                    8.000%          7/30/11             B2         9,913,215
      6,983    Supervalu                                              7.063%          9/08/06            BB-         6,966,981
------------------------------------------------------------------------------------------------------------------------------
     16,868    Total Food & Staples Retailing                                                                       16,880,196
------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 0.7% (0.5% OF TOTAL INVESTMENTS)
        465    Dole Foods Company Inc., Deposit-Funded Commitment     5.370%          4/12/13            BB-           456,185
      1,044    Dole Foods Company Inc., Term Loan B                   7.170%          4/12/13            BB-         1,023,851
      3,480    Dole Foods Company Inc., Term Loan C                   7.200%          4/12/13             B+         3,412,836
------------------------------------------------------------------------------------------------------------------------------
      4,989    Total Food Products                                                                                   4,892,872
------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 0.6% (0.4% OF TOTAL INVESTMENTS)
      3,925    Kinetic Concepts Inc., Term Loan B-2                   7.250%          8/11/10            Ba3         3,949,688
------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 9.6% (6.0% OF TOTAL INVESTMENTS)
     13,903    Davita Inc., Term Loan B                               7.440%         10/05/12             B1        13,947,530
     10,973    Fresenius Medical Care AG & Co. KGaA, Term Loan        6.850%          3/31/13             BB        10,889,449
      4,000    HealthSouth Corporation, Term Loan                     8.520%          3/10/13             B2         3,997,778
     13,719    IASIS Healthcare LLC, Term Loan B                      7.730%          6/22/11             B+        13,804,346
      3,970    LifeCare Holdings Inc., Term Loan B                    7.650%          8/11/12              B         3,791,350
      1,042    LifePoint Hospitals Holdings, Inc., Term Loan B        7.125%          4/18/12            Ba3         1,039,085
      2,963    Select Medical Corporation, Term Loan                  6.940%          2/24/12             B1         2,925,839
     12,836    Vanguard Health Holding Company, LLC, Replacement      7.870%          9/23/11              B        12,902,604
                Term Loan
------------------------------------------------------------------------------------------------------------------------------
     63,406    Total Health Care Providers & Services                                                               63,297,981
------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 11.0% (6.8% OF TOTAL INVESTMENTS)
      7,980    24 Hour Fitness Worldwide, Inc., Term Loan B           8.050%          6/08/12              B         8,029,875
      3,173    Ameristar Casinos, Inc., Term Loan B                   6.727%         11/10/12            Ba3         3,184,175
      5,880    Boyd Gaming Corporation, Term Loan B                   6.804%          6/30/11             BB         5,885,389
      1,405    Burger King Corporation, Term Loan B                   7.000%          6/30/12             B+         1,401,139
        122    Cracker Barrel, Term B-2 Delayed Draw, (5) (7)         0.750%          4/28/13             BB              (877)

                                                                    WEIGHTED
   PRINCIPAL                                                         AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                        COUPON      MATURITY (3)    RATINGS (4)            VALUE
------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE (continued)
 $      876    Cracker Barrel, Term Loan B-1                          6.630%          4/28/13             BB      $    871,460
      2,932    Jack in the Box Inc., Term Loan                        6.840%          1/08/11             BB         2,946,381
     14,452    OpBiz, LLC, Term Loan A+                               8.508%          8/31/10             B-        13,993,529
         38    OpBiz, LLC, Term Loan B, (PIK)                         8.990%          8/31/10             B-            37,280
      7,935    Penn National Gaming, Inc., Term Loan B                7.130%         10/03/12             BB         7,963,790
      8,049    Resorts International Hotel and Casino Inc., Term      9.500%          4/26/12           CCC+         8,112,166
                Loan B
      9,800    Universal City Development Partners, Ltd., Term        7.370%          6/09/11            BB-         9,815,313
                Loan
      1,709    Venetian Casino Resort, LLC, Delayed Term Loan         7.250%          6/15/11            BB-         1,709,535
      8,291    Venetian Casino Resort, LLC, Term Loan                 7.250%          6/15/11            BB-         8,291,245
------------------------------------------------------------------------------------------------------------------------------
     72,642    Total Hotels, Restaurants & Leisure                                                                  72,240,400
------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD DURABLES - 2.1% (1.3% OF TOTAL INVESTMENTS)
     14,088    Sealy Mattress Company, Term Loan D                    7.110%          4/06/12            BB-        14,112,433
------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS - 1.5% (0.9% OF TOTAL INVESTMENTS)
      9,900    Prestige Brands, Inc., Term Loan B                     7.280%          4/06/11             B+         9,932,376
------------------------------------------------------------------------------------------------------------------------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.4% (0.3% OF TOTAL INVESTMENTS)
      1,561    Covanta Energy Corporation, Letter of Credit           7.710%          6/24/12             B+         1,569,756
      1,119    Covanta Energy Corporation, Tranche C                  7.700%          6/24/12             B-         1,124,890
------------------------------------------------------------------------------------------------------------------------------
      2,680    Total Independent Power Producers & Energy Traders                                                    2,694,646
------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIAL CONGLOMERATES - 0.1% (0.1% OF TOTAL INVESTMENTS)
        722    Walter Industries Inc., Term Loan B                    6.920%         10/03/12             B+           723,189
------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 2.6% (1.6% OF TOTAL INVESTMENTS)
     16,813    Conseco, Inc., Term Loan                               7.119%          6/22/10            BB-        16,851,373
------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 6.4% (4.0% OF TOTAL INVESTMENTS)
     17,204    Fidelity National Information Services, Term Loan      7.099%          3/09/13            BB+        17,226,503
                B
      1,371    Infor Global Solutions, Term Loan, Delayed Draw,          TBD              TBD              B         1,373,358
                WI/DD
      2,629    Infor Global Solutions, Term Loan, WI/DD                  TBD              TBD              B         2,632,268
     20,797    SunGard Data Systems Inc., Term Loan B                 7.660%          2/11/13             B+        20,914,429
------------------------------------------------------------------------------------------------------------------------------
     42,001    Total IT Services                                                                                    42,146,558
------------------------------------------------------------------------------------------------------------------------------
               LEISURE EQUIPMENT & PRODUCTS - 1.7% (1.0% OF TOTAL INVESTMENTS)
     11,000    Bombardier Recreational Products, Term Loan            8.240%          6/07/13             B1        10,993,125
------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.5% (0.3% OF TOTAL INVESTMENTS)
      1,141    Dresser-Rand Group, Inc., Term Loan                    7.270%         10/10/10             B+         1,150,156
      2,500    Navistar International Corporation, Bridge Loan,       9.255%          1/22/09            N/R         2,199,433
                (5)
------------------------------------------------------------------------------------------------------------------------------
      3,641    Total Machinery                                                                                       3,349,589
------------------------------------------------------------------------------------------------------------------------------
               MARINE - 0.8% (0.5% OF TOTAL INVESTMENTS)
      4,900    Horizon Lines, LLC, Term Loan B                        7.750%          7/11/11              B         4,933,688
------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 31.6% (19.5% OF TOTAL INVESTMENTS)
      1,990    AMC Entertainment Inc., Term Loan                      7.525%          1/26/13             B+         1,998,593
      2,000    American Media Operations, Inc., Term Loan             8.120%          1/30/13              B         2,018,250
      1,833    Blockbuster, Inc., Term Loan B                         9.220%          8/20/11             B-         1,838,890
      9,975    Cablevision Systems Corporation, Incremental Term      7.030%          3/29/13            Ba3         9,927,285
                Loan
     17,000    Century Cable Holdings, LLC, Discretionary Term        9.250%         12/31/09            N/R        16,316,456
                Loan, (6)
      7,000    Century Cable Holdings, LLC, Revolver, (6)             9.250%         10/25/10            N/R         6,643,151
      2,000    Century Cable Holdings, LLC, Term Loan, (6)           10.250%         12/31/09            N/R         1,923,571
      2,000    Century Theatres Inc., Term Loan                       7.106%          2/22/13             B+         2,004,250
     26,798    Charter Communications Inc., Term Loan                 8.125%          4/28/13              B        26,869,826
      6,965    Clear Channel Entertainment, Term Loan                 7.750%          6/20/13             B+         6,972,258
      2,173    Dex Media East LLC, Term Loan B                        6.772%         11/10/08             BB         2,163,101
      8,226    Dex Media West, LLC, Term Loan B                       6.800%          3/09/10             BB         8,189,325
      4,655    DirecTV Group, Term Loan B                             6.900%          4/13/13             BB         4,656,527
      4,604    Emmis Operating Company, Term Loan                     7.140%         11/10/11             B+         4,617,789
        993    Entravision Communications Corporation, Term Loan      7.010%          3/29/13             B+           993,224
                B
     24,938    Metro-Goldwyn-Mayer Studios, Inc., Term Loan B         7.749%          4/08/12             B+        25,008,946
      1,220    Nextmedia Operating Group, Delayed Draw Term Loan,     7.334%         11/15/12              B         1,217,915
                DD1
      2,750    Nextmedia Operating Inc., First Lien Term Loan,        7.370%         11/15/12              B         2,745,263
                DD1
     17,000    Panamsat Corporation                                   8.008%         12/15/03             B1        17,088,035
      5,000    Philadelphia Newspapers, Term Loan                     8.090%          6/29/13              B         5,018,750

       Portfolio of INVESTMENTS July 31, 2006

                                                                    WEIGHTED
   PRINCIPAL                                                         AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                        COUPON      MATURITY (3)    RATINGS (4)            VALUE
------------------------------------------------------------------------------------------------------------------------------
               MEDIA (continued)
 $    6,435    Primedia Inc., Term Loan                               7.625%          9/30/13            N/R      $  6,353,758
      4,304    R. H. Donnelley Inc., Tranche D                        6.900%          6/30/11            Ba3         4,276,779
     16,398    Regal Cinemas Corporation, Term Loan                   7.238%         11/10/10            BB-        16,329,867
        988    Spanish Broadcasting System Inc., Term Loan            7.250%          6/11/12             B+           986,677
      5,500    UPC Broadband Holding BV, Term Loan J2                 7.640%          3/29/13              B         5,494,893
      5,500    UPC Broadband Holding BV, Term Loan K2                 7.640%         12/31/13              B         5,494,893
     20,490    WMG Acquisition Corp., Term Loan                       7.310%          2/28/11             B+        20,560,766
------------------------------------------------------------------------------------------------------------------------------
    208,735    Total Media                                                                                         207,709,038
------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.6% (0.4% OF TOTAL INVESTMENTS)
      2,775    Amsted Industries Incorporated, Delayed Term Loan,     2.000%          4/05/11             B1           (27,748)
                (5) (7)
      3,860    Amsted Industries Incorporated, Term Loan              7.460%          4/05/13             B1         3,882,874
------------------------------------------------------------------------------------------------------------------------------
      6,635    Total Metals & Mining                                                                                 3,855,126
------------------------------------------------------------------------------------------------------------------------------
               MULTILINE RETAIL - 1.8% (1.1% OF TOTAL INVESTMENTS)
      9,494    Neiman Marcus Group Inc., Term Loan                    7.770%          4/06/13             B+         9,581,881
      2,494    Sears Canada Inc., Term Loan                           7.249%         12/22/12            BB+         2,498,426
------------------------------------------------------------------------------------------------------------------------------
     11,988    Total Multiline Retail                                                                               12,080,307
------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 2.0% (1.2% OF TOTAL INVESTMENTS)
      2,414    NRG Energy Inc., Credit-Linked Deposit                 7.499%          2/01/13            BB-         2,421,012
     10,560    NRG Energy Inc., Term Loan                             7.231%          2/01/13            BB-        10,602,265
------------------------------------------------------------------------------------------------------------------------------
     12,974    Total Multi-Utilities                                                                                13,023,277
------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 3.3% (2.0% OF TOTAL INVESTMENTS)
      2,985    Citgo Petroleum Corporation, Term Loan                 6.695%         11/15/12            Ba1         2,987,985
        800    Coffeyville Resources LLC, Letter of Credit            8.000%          7/08/11             B1           804,750
      1,188    Coffeyville Resources LLC, Term Loan B                 7.940%          7/08/12             B1         1,195,099
      3,970    Complete Production Services, Term Loan                7.660%          9/12/12              B         3,984,268
      1,875    El Paso Corporation, Deposit-Funded Commitment         8.844%         11/23/09             B+         1,880,742
      1,200    El Paso Corporation, Letter of Credit, WI/DD              TBD              TBD             B+         1,206,750
      7,045    El Paso Corporation, Term Loan                         8.250%         11/23/09             B+         7,068,715
        484    Targa Resources Inc., Synthetic Letter of Credit       7.624%         10/31/12             B+           485,296
      2,001    Targa Resources Inc., Term Loan B                      7.390%         10/31/12             B+         2,006,903
------------------------------------------------------------------------------------------------------------------------------
     21,548    Total Oil, Gas & Consumable Fuels                                                                    21,620,508
------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 4.5% (2.8% OF TOTAL INVESTMENTS)
      1,152    Bluegrass Container Company, LLC, Delayed Draw,        0.000%          6/30/13            Ba3             6,116
                1st Lien, (5)
      3,848    Bluegrass Container Company, LLC, Term Loan B          7.650%          6/30/13            BB-         3,868,926
      4,079    Boise Cascade Corporation, Term Loan D                 7.200%          3/29/11            Ba3         4,090,621
     11,940    Georgia-Pacific Corporation, Term Loan B               7.350%         12/20/12            BB-        11,940,442
      6,000    Georgia-Pacific Corporation, Term Loan C               8.300%         12/23/13             B+         6,059,196
      2,322    NewPage Corporation, Term Loan B                       8.499%          5/02/11              B         2,339,764
      1,000    White Birch Paper Company, Second Lien Term Loan      13.000%          4/08/13           CCC+         1,012,083
------------------------------------------------------------------------------------------------------------------------------
     30,341    Total Paper & Forest Products                                                                        29,317,148
------------------------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS - 1.4% (0.8% OF TOTAL INVESTMENTS)
      4,938    Talecris Biotherapeutics Inc., Term Loan B             8.440%          3/31/10            N/R         4,937,500
         86    Warner Chilcott Corporation, Dovobet Delayed Draw      7.630%          1/18/12              B            86,622
                Term
        432    Warner Chilcott Corporation, Dovonex Delayed Draw      7.800%          1/18/12              B           432,871
                Term Commitment
      2,148    Warner Chilcott Corporation, Tranche B                 7.490%          1/18/12              B         2,152,979
        865    Warner Chilcott Corporation, Tranche C                 7.860%          1/18/12              B           867,545
        400    Warner Chilcott Corporation, Tranche D                 7.860%          1/18/12              B           400,781
------------------------------------------------------------------------------------------------------------------------------
      8,869    Total Pharmaceuticals                                                                                 8,878,298
------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 6.6% (4.1% OF TOTAL INVESTMENTS)
      9,768    Capital Automotive LP., Term Loan                      7.100%         12/16/10            BB+         9,778,717
      1,259    Lion Gables, Term Loan                                 7.100%          9/30/06            Ba2         1,260,639
     16,000    LNR Property Corporation, Term Loan B                  8.110%          7/12/11             B2        16,096,672
      8,000    Macerich Company, Term Loan                            6.875%          4/25/10            N/R         7,986,668
      8,000    Trizec Properties Inc., Bridge Loan                    6.775%          5/02/07            Ba2         7,996,252
------------------------------------------------------------------------------------------------------------------------------
     43,027    Total Real Estate Management & Development                                                           43,118,948
------------------------------------------------------------------------------------------------------------------------------

                                                                    WEIGHTED
   PRINCIPAL                                                         AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                        COUPON      MATURITY (3)    RATINGS (4)            VALUE
------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 0.9% (0.6% OF TOTAL INVESTMENTS)
 $      667    Hertz Corporation, Letter of Credit                    7.674%         12/21/12            Ba2      $    670,737
      5,310    Hertz Corporation, Term Loan                           7.540%         12/21/12             BB         5,342,456
------------------------------------------------------------------------------------------------------------------------------
      5,977    Total Road & Rail                                                                                     6,013,193
------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 2.2% (1.4% OF TOTAL INVESTMENTS)
      1,754    J. Crew Operating Corporation, Term Loan               7.740%          5/15/13              B         1,754,751
      9,000    Toys "R" Us, Inc., Term Loan                           8.346%         12/09/08              B         8,960,621
      3,000    Toys "R" Us, Inc., Term Loan B                         9.620%          7/01/12              B         3,033,750
        995    TravelCenters of America Inc., Term Loan               7.020%         12/01/11             B1           995,871
------------------------------------------------------------------------------------------------------------------------------
     14,749    Total Specialty Retail                                                                               14,744,993
------------------------------------------------------------------------------------------------------------------------------
               TEXTILES APPAREL & LUXURY GOODS - 0.8% (0.5% OF TOTAL INVESTMENTS)
        998    Burlington Coat Factory Warehouse Corporation,         7.530%          5/28/13              B           971,393
                Term Loan
      4,118    Visant Holding Corporation, Term Loan C                7.068%          7/29/10             B+         4,142,690
------------------------------------------------------------------------------------------------------------------------------
      5,116    Total Textiles Apparel & Luxury Goods                                                                 5,114,083
------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 2.0% (1.2% OF TOTAL INVESTMENTS)
      2,970    Ashtead Group Public Limited Company, Term Loan B      6.938%         11/12/09            Ba3         2,971,856
        393    Brenntag Holdings, Acquisition Facility                8.080%          1/20/14             B2           398,618
      1,607    Brenntag Holdings, Term Loan B2                        8.080%          1/20/14             B-         1,616,916
      1,219    United Rentals Inc., Credit-Linked Deposit Tranche     5.340%          2/13/11             B2         1,222,257
                B
      6,963    United Rentals Inc., Term Loan B                       7.400%          2/14/11             B2         6,982,674
------------------------------------------------------------------------------------------------------------------------------
     13,152    Total Trading Companies & Distributors                                                               13,192,321
------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.5% (0.3% OF TOTAL INVESTMENTS)
      3,000    Crown Castle International Corporation, Term Loan      7.650%          6/01/14             B2         3,016,875
------------------------------------------------------------------------------------------------------------------------------
 $  922,727    TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (COST                                                     917,401,846
                $916,871,518)
==============================================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                       COUPON          MATURITY     RATINGS (4)           VALUE
------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 15.3% (9.5% OF TOTAL INVESTMENTS)
               CONTAINERS & PACKAGING - 0.2% (0.1% OF TOTAL INVESTMENTS)
 $    1,500    Owens-Illinois Inc.                                    8.100%          5/15/07              B      $  1,522,500
------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8% (0.5% OF TOTAL INVESTMENTS)
      5,000    Qwest Corporation, Floating Rate Note, 3.250% plus     8.716%          6/15/13             BB         5,375,000
                three-month LIBOR, 144A
------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 0.8% (0.5% OF TOTAL INVESTMENTS)
      5,000    Williams Companies Inc., Floating Rate Note,           7.466%         10/01/10            Ba2         5,100,000
                2.000% plus three-month LIBOR, 144A
------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 0.5% (0.3% OF TOTAL INVESTMENTS)
      1,528    Dole Foods Company                                     8.625%          5/01/09              B         1,466,880
      1,780    Dole Foods Company                                     8.875%          3/15/11              B         1,673,200
------------------------------------------------------------------------------------------------------------------------------
      3,308    Total Food Products                                                                                   3,140,080
------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 6.1% (3.8% OF TOTAL INVESTMENTS)
      9,505    Aztar Corporation                                      9.000%          8/15/11            Ba3         9,980,250
      5,425    MGM Grand, Inc.                                        9.750%          6/01/07            Ba3         5,594,531
      2,000    Mirage Resorts                                         7.250%         10/15/06             BB         2,010,000
      7,900    Mohegan Tribal Gaming Authority                        8.000%          4/01/12            Ba3         8,097,500
      2,000    Park Place Entertainment                               8.500%         11/15/06           BBB-         2,014,312
     12,076    Park Place Entertainment                               9.375%          2/15/07            BB+        12,272,235
------------------------------------------------------------------------------------------------------------------------------
     38,906    Total Hotels, Restaurants & Leisure                                                                  39,968,828
------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD DURABLES - 2.6% (1.6% OF TOTAL INVESTMENTS)
      2,000    Beazer Homes USA, Inc.                                 8.375%          4/15/12            Ba1         1,970,000
      8,000    K. Hovnanian Enterprises Inc.                          8.000%          4/01/12            Ba1         7,800,000
      2,000    K. Hovnanian Enterprises Inc.                         10.500%         10/01/07            Ba1         2,090,000
      5,000    KB Home                                                7.750%          2/01/10            Ba2         4,981,250
------------------------------------------------------------------------------------------------------------------------------
     17,000    Total Household Durables                                                                             16,841,250
------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 1.6% (1.0% OF TOTAL INVESTMENTS)
     10,000    Cablevision Systems Corporation, Floating Rate        10.010%          4/01/09             B+        10,700,000
                Note, 4.500% plus six-month LIBOR, 144A
------------------------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS July 31, 2006

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                        COUPON         MATURITY    RATINGS (4)            VALUE
-----------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 1.5% (0.9% OF TOTAL INVESTMENTS)
 $    5,000    Georgia Pacific Corporation, Notes                     8.125%          5/15/11             B      $  5,012,500
        500    Verso Paper Holdings LLC, WI/DD                        9.125%          8/01/14            B+           502,500
      4,000    Verso Paper Holdings LLC, Floating Rate Note,          9.216%          8/01/14            B+         4,045,000
                3.750% plus three-month LIBOR, WI/DD
-----------------------------------------------------------------------------------------------------------------------------
      9,500    Total Paper & Forest Products                                                                        9,560,000
-----------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 1.1% (0.7% OF TOTAL INVESTMENTS)
      7,000    Avago Technologies Finance Pte. Ltd., Floating        10.966%          6/01/13             B         7,385,000
                Rate Note, 5.500% plus three-month LIBOR, 144A
-----------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.1% (0.1% OF TOTAL INVESTMENTS)
      1,000    Dobson Communications Corporation, Floating Rate       9.716%         10/15/12           CCC         1,020,000
                Note, 4.250% plus three-month LIBOR
-----------------------------------------------------------------------------------------------------------------------------
 $   98,214    TOTAL CORPORATE BONDS (COST $102,483,340)                                                          100,612,658
=============================================================================================================================
     SHARES    DESCRIPTION (1)                                                                                         VALUE
-----------------------------------------------------------------------------------------------------------------------------
               INVESTMENT COMPANIES - 0.2% (0.1% OF TOTAL INVESTMENTS)
     74,200    Eaton Vance Floating-Rate Income Trust Fund                                                       $  1,361,570
-----------------------------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENT COMPANIES (COST $1,260,676)                                                         1,361,570
               ==============================================================================================================
     SHARES    DESCRIPTION (1)                                                                                         VALUE
-----------------------------------------------------------------------------------------------------------------------------
               WARRANTS - 0.0% (0.0% OF TOTAL INVESTMENTS)
     36,521    Reliant Energy Inc.                                                                               $    237,387
-----------------------------------------------------------------------------------------------------------------------------
               TOTAL WARRANTS (COST $257,912)                                                                         237,387
               ==============================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                       COUPON         MATURITY                           VALUE
-----------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 6.6% (4.1% OF TOTAL INVESTMENTS)
 $   43,330    Repurchase Agreement with State Street Bank, dated     4.910%          8/01/06                    $ 43,330,016
                7/31/06, repurchase price $43,335,926,
                collateralized by $37,315,000, U.S. Treasury
                Bonds, 7.250%, due 5/15/16, value $44,201,297
 ==========    --------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $43,330,016)                                                     43,330,016
               ==============================================================================================================
               TOTAL INVESTMENTS (COST $1,064,203,462) - 161.7%                                                  1,062,943,477
               ==============================================================================================================
               OTHER ASSETS LESS LIABILITIES - (0.9)%                                                              (5,426,856)
               ==============================================================================================================
               PREFERRED SHARES, AT LIQUIDATION VALUE - (60.8)%                                                  (400,000,000)
               ==============================================================================================================
               NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                     $657,516,621
               ==============================================================================================================

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.
                 Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
        (3)      Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
        (4)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard &
                 Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (5)      Portion of position represents an unfunded Senior Loan commitment outstanding at July 31,
                 2006.
        (6)      At or subsequent to July 31, 2006, this issue was under the protection of the Federal
                 Bankruptcy Court.
        (7)      Negative value represents unrealized depreciation on Senior Loan commitment at July 31,
                 2006.
        N/R      Not rated.
      WI/DD      Purchased on a when-issued or delayed delivery basis.
        DD1      Portion of investment purchased on a delayed delivery basis.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
        TBD      Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
      (PIK)      In lieu of cash payment, interest accrued on "Payment in Kind" investment increases principal outstanding.

                                 See accompanying notes to financial statements.

Nuveen Floating Rate Income Opportunity Fund (JRO)

Portfolio of
        INVESTMENTS July 31, 2006

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (3)    RATINGS (4)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               VARIABLE RATE SENIOR LOAN INTERESTS - 136.6% (85.3% OF TOTAL INVESTMENTS) (2)
               AEROSPACE & DEFENSE - 2.5% (1.6% OF TOTAL INVESTMENTS)
 $    8,938    K&F Industries, Inc., Term Loan C                        7.400%        11/18/12              B2      $    8,952,864
      1,000    Transdigm Inc.                                           7.449%         6/23/13              B+           1,003,594
----------------------------------------------------------------------------------------------------------------------------------
      9,938    Total Aerospace & Defense                                                                                 9,956,458
----------------------------------------------------------------------------------------------------------------------------------
               AIRLINES - 2.3% (1.4% OF TOTAL INVESTMENTS)
      1,125    United Air Lines Inc., Delayed Draw Term Loan            9.188%         2/01/12              B+           1,139,180
      7,875    United Air Lines Inc., Term Loan B                       8.625%         2/12/12              B+           7,974,257
----------------------------------------------------------------------------------------------------------------------------------
      9,000    Total Airlines                                                                                            9,113,437
----------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 3.5% (2.2% OF TOTAL INVESTMENTS)
      1,895    Accuride Corporation, Term Loan B                        7.313%         1/31/12              B+           1,900,439
      5,486    Federal-Mogul Corporation, Revolver, (5) (6)             6.900%         2/05/05             N/R           5,096,568
      4,000    Goodyear Tire & Rubber Company, Second Lien Term         7.954%         4/30/10              B2           4,022,916
                Loan
      1,000    Goodyear Tire & Rubber Company, Term Loan                3.764%         4/30/10              B1           1,002,054
      2,000    Lear Corporation, Term Loan                              7.978%         4/25/12              B2           1,988,958
----------------------------------------------------------------------------------------------------------------------------------
     14,381    Total Auto Components                                                                                    14,010,935
----------------------------------------------------------------------------------------------------------------------------------
               BUILDING PRODUCTS - 5.1% (3.2% OF TOTAL INVESTMENTS)
        219    Atrium Companies Inc., Delayed Term Loan, (5)            0.750%        12/21/06               B                 274
      1,781    Atrium Companies Inc. Term Loan                          8.220%         5/31/12               B           1,783,402
      9,825    Nortek, Inc., Term Loan B                                7.400%         8/27/11               B           9,811,186
      3,000    Stile Acquisition Corporation, Canadian Bridge          11.000%        10/06/15              B2           2,870,000
                Loan, WI/DD
      2,960    Stile Acquisition Corporation, Canadian Term Loan        7.490%         4/05/13              B2           2,907,386
      2,965    Stile Acquisition Corporation, Term Loan B               7.490%         4/05/13              B2           2,912,339
----------------------------------------------------------------------------------------------------------------------------------
     20,750    Total Building Products                                                                                  20,284,587
----------------------------------------------------------------------------------------------------------------------------------
               CAPITAL MARKETS - 0.8% (0.5% OF TOTAL INVESTMENTS)
      2,993    Ameritrade Holdings Corporation, Term Loan               6.900%        12/31/12              BB           2,988,759
----------------------------------------------------------------------------------------------------------------------------------
               CHEMICALS - 6.7% (4.2% OF TOTAL INVESTMENTS)
      4,126    Celanese Holdings LLC, Term Loan B                       7.499%         4/06/11              B+           4,138,330
      1,298    Headwaters Inc., Term Loan B                             7.490%         4/30/11             BB-           1,300,305
      2,465    Hexion Specialty Chemicals, Term Loan C1                 7.563%         5/05/13              B2           2,443,818
        535    Hexion Specialty Chemicals, Term Loan C2                 7.500%         5/05/13              B2             530,867
      7,066    Huntsman International LLC, Term Loan                    7.150%         8/16/12             BB-           7,041,259
      1,272    JohnsonDiversey Inc., Delayed Term Loan                  7.860%        12/16/10              B1           1,279,216
      2,000    Lucite International, Term Loan B, WI/DD                    TBD             TBD              B+           2,017,500
      7,880    Rockwood Specialties Group, Inc., Term Loan E            7.485%         7/30/12              B+           7,906,268
----------------------------------------------------------------------------------------------------------------------------------
     26,642    Total Chemicals                                                                                          26,657,563
----------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 3.2% (2.0% OF TOTAL INVESTMENTS)
      2,812    Allied Waste North America, Inc., Letter of Credit       7.084%         1/15/12              B1           2,801,767
      7,243    Allied Waste North America, Inc., Term Loan B            7.150%         1/15/12              B1           7,216,862
      1,000    Cenveo Inc., Term Loan B                                 7.424%         6/01/13             BB-           1,003,125
      1,463    Workflow Management, Inc., Term Loan                     9.459%        11/30/11              B2           1,475,297
----------------------------------------------------------------------------------------------------------------------------------
     12,518    Total Commercial Services & Supplies                                                                     12,497,051
----------------------------------------------------------------------------------------------------------------------------------
               COMMUNICATIONS EQUIPMENT - 2.0% (1.3% OF TOTAL INVESTMENTS)
      3,000    Aspect Software, Term Loan B, WI/DD                         TBD             TBD              B2           3,002,813
        956    IPC Acquisition Corporation First Lien Term Loan         8.030%         8/05/11              B2             962,560
      4,000    IPC Acquisition Corporation Second Lien Term Loan       12.520%         8/05/12              B-           4,059,166
----------------------------------------------------------------------------------------------------------------------------------
      7,956    Total Communications Equipment                                                                            8,024,539
----------------------------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS July 31, 2006

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (3)    RATINGS (4)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 5.3% (3.3% OF TOTAL INVESTMENTS)
 $      998    Amscan Holdings Inc., Term Loan B                        8.280%        12/23/12              B+      $    1,000,825
     12,805    Graham Packaging Company, L.P., Term Loan B              7.813%        10/07/11               B          12,855,689
      1,429    Graham Packaging Company, L.P., Term Loan C              9.750%         4/07/12            CCC+           1,450,000
        611    Smurfit-Stone Container Corporation,                     7.584%        11/01/10              B+             614,834
                Deposit-Funded Commitment
      3,165    Smurfit-Stone Container Corporation, Term Loan B         7.590%        11/01/11              B+           3,183,339
      1,481    Smurfit-Stone Container Corporation, Term Loan C         7.540%        11/01/11              B+           1,489,207
        465    Smurfit-Stone Container Corporation, Tranche C-1         7.625%        11/01/11              B+             467,320
----------------------------------------------------------------------------------------------------------------------------------
     20,954    Total Containers & Packaging                                                                             21,061,214
----------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED CONSUMER SERVICES - 1.0% (0.6% OF TOTAL INVESTMENTS)
      4,022    Alderwoods Group, Inc., Term Loan B-2                    7.390%         9/29/09              B1           4,027,543
----------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 6.2% (3.9% OF TOTAL INVESTMENTS)
      8,000    Cebridge III LLC., Term Loan B                           7.739%        11/05/13              B+           7,957,856
      1,000    Choice One Communications, Term Loan B                   9.500%         6/27/12               B           1,007,501
      1,975    Intelsat Limited, Term Loan                              7.758%         7/01/13              B1           1,983,229
      6,500    Iowa Telecommunications Services, Inc., Term Loan        7.238%        11/23/11             BB-           6,511,508
                B
      4,000    Level 3 Communications Incorporated, Term Loan           8.413%        12/01/11            Caa1           4,006,666
      3,200    Qwest Corporation, Term Loan A                          12.000%         6/30/07             Ba3           3,257,200
----------------------------------------------------------------------------------------------------------------------------------
     24,675    Total Diversified Telecommunication Services                                                             24,723,960
----------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.5% (0.3% OF TOTAL INVESTMENTS)
      1,975    Murray Energy Corporation, Term Loan C                  13.188%         1/28/11             N/R           2,054,000
----------------------------------------------------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5% (0.3% OF TOTAL INVESTMENTS)
      2,000    Sensata Technologies B.V., Term Loan                     7.240%         4/27/13              B1           1,991,607
----------------------------------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 0.2% (0.1% OF TOTAL INVESTMENTS)
        501    Petroleum Geo-Services, Term Loan                        8.000%        12/15/12              B+             504,013
----------------------------------------------------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING - 1.6% (1.0% OF TOTAL INVESTMENTS)
      6,304    Jean Coutu Group, Inc., Term Loan B                      8.000%         7/30/11              B2           6,322,459
----------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 1.7% (1.1% OF TOTAL INVESTMENTS)
        651    Dole Foods Company Inc., Deposit-Funded Commitment       5.370%         4/12/13             BB-             638,659
      1,461    Dole Foods Company Inc., Term Loan B                     7.170%         4/12/13             BB-           1,433,391
      4,872    Dole Foods Company Inc., Term Loan C                     7.200%         4/12/13              B+           4,777,970
----------------------------------------------------------------------------------------------------------------------------------
      6,984    Total Food Products                                                                                       6,850,020
----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 0.5% (0.2% OF TOTAL INVESTMENTS)
      1,873    Kinetic Concepts Inc., Term Loan B-2                     7.250%         8/11/10             Ba3           1,884,519
----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 11.1% (6.9% OF TOTAL INVESTMENTS)
      7,202    Community Health Systems, Inc., Term Loan                6.970%         8/19/11             BB-           7,212,068
      5,469    Davita Inc., Term Loan B                                 7.440%        10/05/12              B1           5,486,644
      5,985    Fresenius Medical Care AG & Co. KGaA, Term Loan          6.850%         3/31/13              BB           5,939,700
      4,000    HealthSouth Corporation, Term Loan                       8.520%         3/10/13              B2           3,997,778
      5,390    IASIS Healthcare LLC, Term Loan B                        7.730%         6/22/11              B+           5,423,688
      1,042    LifePoint Hospitals Holdings, Inc., Term Loan B          7.125%         4/18/12             Ba3           1,039,085
     14,784    Vanguard Health Holding Company, LLC, Replacement        7.870%         9/23/11               B          14,860,567
                Term Loan
----------------------------------------------------------------------------------------------------------------------------------
     43,872    Total Health Care Providers & Services                                                                   43,959,530
----------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 8.4% (5.3% OF TOTAL INVESTMENTS)
      2,993    24 Hour Fitness Worldwide, Inc., Term Loan B             8.050%         6/08/12               B           3,011,203
        488    Cracker Barrel, Term B-2 Delayed Draw, (5) (7)           0.750%         4/28/13               B              (3,509)
      3,502    Cracker Barrel, Term Loan B-1                            6.630%         4/28/18               B           3,485,839
      9,968    OpBiz, LLC, Term Loan A                                  8.508%         8/31/10              B-           9,651,791
         13    OpBiz, LLC, Term Loan B (PIK)                            8.990%         8/31/10              B-              12,842
      1,985    Penn National Gaming, Inc., Term Loan B                  7.130%        10/03/12              BB           1,992,196
      7,636    Resorts International Hotel and Casino Inc., Term        9.500%         4/26/12            CCC+           7,696,512
                Loan B, DD1
      1,282    Venetian Casino Resort, LLC, Delayed Term Loan           7.250%         6/15/11             BB-           1,282,151
      6,218    Venetian Casino Resort, LLC, Term Loan                   7.250%         6/15/11             BB-           6,218,434
----------------------------------------------------------------------------------------------------------------------------------
     34,085    Total Hotels, Restaurants & Leisure                                                                      33,347,459
----------------------------------------------------------------------------------------------------------------------------------

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (3)    RATINGS (4)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD DURABLES - 3.4% (2.1% OF TOTAL INVESTMENTS)
 $    7,654    Jarden Corporation, Term Loan                            7.499%         1/24/12              B+      $    7,658,713
      5,911    Sealy Mattress Company, Term Loan D                      7.110%         4/06/12             BB-           5,920,660
----------------------------------------------------------------------------------------------------------------------------------
     13,565    Total Household Durables                                                                                 13,579,373
----------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS - 2.5% (1.5% OF TOTAL INVESTMENTS)
      9,799    Prestige Brands, Inc., Term Loan B                       7.230%         4/06/11              B+           9,832,160
----------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 1.4% (0.9% OF TOTAL INVESTMENTS)
      5,445    Conseco, Inc., Term Loan                                 7.119%         6/22/10             BB-           5,457,415
----------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 6.0% (3.7% OF TOTAL INVESTMENTS)
     12,621    Fidelity National Information Services, Term Loan        7.099%         3/09/13             BB+          12,637,380
                B
        343    Infor Global Solutions, Term Loan, Delayed Draw,            TBD             TBD              B3             343,339
                WI/DD
        657    Infor Global Solutions, Term Loan, WI/DD                    TBD             TBD               B             658,067
      9,900    SunGard Data Systems Inc., Term Loan B                   7.660%         2/11/13              B+           9,955,688
----------------------------------------------------------------------------------------------------------------------------------
     23,521    Total IT Services                                                                                        23,594,474
----------------------------------------------------------------------------------------------------------------------------------
               LEISURE EQUIPMENT & PRODUCTS - 1.5% (0.9% OF TOTAL INVESTMENTS)
      6,000    Bombardier Recreational Products, Term Loan              8.240%         6/07/13              B1           5,996,250
----------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 1.6% (1.0% OF TOTAL INVESTMENTS)
      3,232    Dresser-Rand Group, Inc., Term Loan                      7.270%        10/10/10              B+           3,258,775
      2,500    Navistar International Corporation, Bridge Loan,         9.255%         1/22/09             N/R           2,199,433
                (5)
      1,000    Rexnord Corporation, Replacement Term Loan               8.062%         7/19/13              B+           1,003,438
----------------------------------------------------------------------------------------------------------------------------------
      6,732    Total Machinery                                                                                           6,461,646
----------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 25.9% (16.2% OF TOTAL INVESTMENTS)
     10,863    Alliance Atlantis Communications Inc., Term Loan C       6.999%        12/20/11               B          10,855,711
      1,990    AMC Entertainment Inc., Term Loan                        7.525%         1/26/13              B+           1,998,593
      2,500    American Lawyer Media, Inc., Second Lien Term Loan      11.249%         3/07/11             CCC           2,504,166
        958    Blockbuster, Inc., Term Loan A                           8.870%         8/20/09              B-             956,948
        989    Blockbuster, Inc., Term Loan B                           9.220%         8/20/11              B-             992,074
      7,500    Century Cable Holdings, LLC, Discretionary Term          9.250%        12/31/09             N/R           7,198,436
                Loan (6)
      9,000    Century Cable Holdings, LLC, Revolver (6)                9.250%        10/25/10             N/R           8,541,194
     13,953    Charter Communications Inc., Term Loan                   8.125%         4/28/13               B          13,990,028
      4,975    Clear Channel Entertainment, Term Loan                   7.750%         6/20/13              B+           4,980,184
      1,000    Cumulus Media Inc, Term Loan                             7.460%         6/06/13               B           1,002,188
      2,000    HIT Entertainment Inc., Second Lien Term Loan           10.950%         2/24/13            CCC+           2,018,750
      3,960    HIT Entertainment Inc., Term Loan B                      7.700%         3/20/12               B           3,979,800
      4,988    Metro-Goldwyn-Mayer Studios, Inc., Term Loan B           7.749%         4/08/12              B+           5,001,789
      3,000    NextMedia Operating Inc., Second Lien Term Loan         10.010%        11/15/12            CCC+           3,042,500
     11,000    Panamsat Corporation, Term Loan                          8.008%         1/03/14              B1          11,056,964
      3,000    Philadelphia Newspapers, Mezzanine Term Loan A          16.000%         6/29/12               B           3,060,000
      8,609    R. H. Donnelley Inc., Term Loan D                        6.897%         6/30/11             Ba3           8,553,558
      3,920    Regal Cinemas Corporation, Term Loan                     7.240%        11/10/10             BB-           3,904,139
      2,000    UPC Broadband Holding BV, Term Loan J2                   7.640%         3/29/13               B           1,998,143
      2,000    UPC Broadband Holding BV, Term Loan K2                   7.640%        12/31/13               B           1,998,143
      4,882    WMG Acquisition Corp., Term Loan                         7.310%         2/28/11              B+           4,899,146
----------------------------------------------------------------------------------------------------------------------------------
    103,087    Total Media                                                                                             102,532,454
----------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.9% (0.6% OF TOTAL INVESTMENTS)
      2,541    Amsted Industries Incorporated, Delayed Term Loan,       2.000%         4/05/11              B1             (25,407)
                (5) (7)
      3,534    Amsted Industries Incorporated, Term Loan B              7.460%         4/05/13              B1           3,555,236
----------------------------------------------------------------------------------------------------------------------------------
      6,075    Total Metals & Mining                                                                                     3,529,829
----------------------------------------------------------------------------------------------------------------------------------
               MULTILINE RETAIL - 0.5% (0.3% OF TOTAL INVESTMENTS)
      1,995    Sears Canada Inc., Term Loan                             7.249%        12/22/12             BB+           1,998,741
----------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 2.0% (1.3% OF TOTAL INVESTMENTS)
      1,485    NRG Energy Inc., Credit-Linked Deposit                   7.499%         2/01/13             BB-           1,489,853
      6,498    NRG Energy Inc., Term Loan                               7.231%         2/01/13             BB-           6,524,470
----------------------------------------------------------------------------------------------------------------------------------
      7,983    Total Multi-Utilities                                                                                     8,014,323
----------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 4.3% (2.7% OF TOTAL INVESTMENTS)
        800    Coffeyville Resources LLC, Letter of Credit              8.000%         7/08/11              B1             804,750
      1,188    Coffeyville Resources LLC, Term Loan B                   7.940%         7/08/12              B1           1,195,099
      5,625    El Paso Corporation, Deposit-Funded Commitment           8.844%        11/23/09              B+           5,642,227

       Portfolio of INVESTMENTS July 31, 2006

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                          COUPON      MATURITY (3)    RATINGS (4)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS (continued)
 $    2,000    El Paso Corporation, Letter of Credit, WI/DD                TBD             TBD              B+      $    2,011,250
      7,238    El Paso Corporation, Term Loan                           8.250%        11/23/09              B+           7,262,379
----------------------------------------------------------------------------------------------------------------------------------
     16,851    Total Oil, Gas & Consumable Fuels                                                                        16,915,705
----------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 5.6% (3.5% OF TOTAL INVESTMENTS)
        691    Bluegrass Container Company, LLC, Delayed Draw,          0.000%         6/30/13             Ba3               3,670
                1st Lien, (5)
        970    Bluegrass Container Company, LLC, Delayed Draw,          0.000%        12/31/13             BB-              13,333
                2nd Lien, (5)
      2,309    Bluegrass Container Company, LLC, Term Loan B            7.650%         6/30/13             BB-           2,321,356
      3,030    Bluegrass Container Company, LLC, Term Loan, 2nd        10.400%        12/31/13              B-           3,071,970
                Lien, DD1
      3,557    Boise Cascade Corporation, Term Loan D                   7.200%         3/29/11             Ba3           3,567,083
      7,960    Georgia-Pacific Corporation, Term Loan B                 7.350%        12/20/12             BB-           7,960,295
      4,000    Georgia-Pacific Corporation, Term Loan C                 8.300%        12/23/13              B+           4,039,464
      1,000    White Birch Paper Company, Second Lien Term Loan        13.000%         4/08/13            CCC+           1,012,083
----------------------------------------------------------------------------------------------------------------------------------
     23,517    Total Paper & Forest Products                                                                            21,989,254
----------------------------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS - 0.7% (0.5% OF TOTAL INVESTMENTS)
      2,963    Talecris Biotherapeutics Inc., Term Loan B               8.440%         4/01/11             N/R           2,962,500
----------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 6.4% (4.0% OF TOTAL INVESTMENTS)
      4,791    Capital Automotive LP., Term Loan                        7.100%        12/16/10             BB+           4,796,399
      9,500    LNR Property Corporation, Term Loan B                    8.110%         7/12/11              B2           9,557,399
      1,985    Promontory Club, First Lien Term Loan                    8.150%         8/31/10              B+           1,968,458
      3,000    Promontory Club, Second Lien Term Loan                  11.900%         8/31/11              B-           2,986,250
      6,000    Trizec Properties Inc., Bridge Loan                      6.775%         5/02/07             Ba2           5,997,189
----------------------------------------------------------------------------------------------------------------------------------
     25,276    Total Real Estate Management & Development                                                               25,305,695
----------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 1.0% (0.6% OF TOTAL INVESTMENTS)
        444    Hertz Corporation, Letter of Credit                      7.674%        12/21/12             Ba2             447,158
      3,540    Hertz Corporation, Term Loan                             7.540%        12/21/12              BB           3,561,631
----------------------------------------------------------------------------------------------------------------------------------
      3,984    Total Road & Rail                                                                                         4,008,789
----------------------------------------------------------------------------------------------------------------------------------
               SOFTWARE - 0.5% (0.3% OF TOTAL INVESTMENTS)
      1,995    Corel Corporation, First Lien Term Loan B                8.596%         5/02/12              B3           1,990,013
----------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 3.5% (2.2% OF TOTAL INVESTMENTS)
      4,000    FGX International Inc., Term Loan                        9.396%        12/09/12               B           4,010,000
      7,000    Toys "R" Us, Inc., Term Loan                             8.346%        12/09/08               B           6,969,375
      3,000    Toys "R" Us, Inc., Term Loan B                           9.620%         7/01/12               B           3,033,750
----------------------------------------------------------------------------------------------------------------------------------
     14,000    Total Specialty Retail                                                                                   14,013,125
----------------------------------------------------------------------------------------------------------------------------------
               TEXTILES APPAREL & LUXURY GOODS - 3.3% (2.0% OF TOTAL INVESTMENTS)
        998    Burlington Coat Factory Warehouse Corporation,           7.530%         5/28/13               B             971,393
                Term Loan
     11,942    Visant Holding Corporation, Term Loan C                  7.068%         7/29/10              B+          12,013,812
----------------------------------------------------------------------------------------------------------------------------------
     12,940    Total Textiles Apparel & Luxury Goods                                                                    12,985,205
----------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 1.7% (1.1% OF TOTAL INVESTMENTS)
      6,900    Ashtead Group Public Limited Company, Term Loan          6.938%        11/12/09             Ba3           6,904,613
----------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.8% (0.5% OF TOTAL INVESTMENTS)
      3,000    Crown Castle International Corporation, Term Loan        7.650%         6/01/14              B2           3,016,875
----------------------------------------------------------------------------------------------------------------------------------
 $  547,051    TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (COST                                                         541,348,092
                $542,066,386)
==================================================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                         COUPON          MATURITY     RATINGS (4)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 18.0% (11.2% OF TOTAL INVESTMENTS)
               DIVERSIFIED TELECOMMUNICATION SERVICES - 4.0% (2.5% OF TOTAL INVESTMENTS)
 $    5,000    Intelsat Subsidiary Holding Company Limited,            10.385%         1/15/12              B+      $    5,100,000
                Floating Rate Note, 4.875% plus six-month LIBOR
     10,000    Qwest Corporation, Floating Rate Note, 3.250% plus       8.716%         6/15/13              BB          10,750,000
                three-month LIBOR, 144A
----------------------------------------------------------------------------------------------------------------------------------
     15,000    Total Diversified Telecommunication Services                                                             15,850,000
----------------------------------------------------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING - 2.6% (1.6% OF TOTAL INVESTMENTS)
     10,000    Stater Brothers Holdings Inc., Floating Rate Note,       8.966%         6/15/10              B+          10,200,000
                3.500% plus three-month LIBOR
----------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (4)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 3.3% (2.1% OF TOTAL INVESTMENTS)
 $    3,785    MGM Grand, Inc.                                          9.750%        6/01/07           Ba3      $    3,903,281
      4,815    Mirage Resorts                                           7.250%       10/15/06            BB           4,839,075
      4,440    Park Place Entertainment                                 8.500%       11/15/06          BBB-           4,471,773
-------------------------------------------------------------------------------------------------------------------------------
     13,040    Total Hotels, Restaurants & Leisure                                                                   13,214,129
-------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 4.9% (3.0% OF TOTAL INVESTMENTS)
     18,000    Cablevision Systems Corporation, Floating Rate          10.010%        4/01/09            B+          19,260,000
                Note, 4.500% plus six-month LIBOR, 144A
-------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.6% (0.4% OF TOTAL INVESTMENTS)
      2,000    Verso Paper Holdings LLC                                 9.125%        8/01/14            B+           2,010,000
-------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 1.3% (0.8% OF TOTAL INVESTMENTS)
      5,000    Avago Technologies Finance Pte. Ltd., Floating          10.966%        6/01/13             B           5,275,000
                Rate Note, 5.500% plus three-month LIBOR, 144A
-------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 1.3% (0.8% OF TOTAL INVESTMENTS)
      3,000    Neff Rental LLC/Neff Finance Corporation, Series        11.250%        6/15/12            B-           3,255,000
                144A
      2,000    Penhall International Corporation, 2nd Lien Term        12.000%        8/01/14            B3           2,075,000
                Loan Convertible
-------------------------------------------------------------------------------------------------------------------------------
      5,000    Total Trading Companies & Distributors                                                                 5,330,000
-------------------------------------------------------------------------------------------------------------------------------
 $   68,040    TOTAL CORPORATE BONDS (COST $69,177,066)                                                              71,139,129
===============================================================================================================================
     SHARES    DESCRIPTION (1)                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
               INVESTMENT COMPANIES - 0.7% (0.5% OF TOTAL INVESTMENTS)
    369,650    ING Prime Rate Trust                                                                              $    2,624,515
-------------------------------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENT COMPANIES (COST $2,516,171)                                                           2,624,515
               ================================================================================================================
     SHARES    DESCRIPTION (1)                                                                                           VALUE
-------------------------------------------------------------------------------------------------------------------------------
               WARRANTS - 0.0% (0.0% OF TOTAL INVESTMENTS)
     26,182    Reliant Energy Inc.                                                                               $      170,183
-------------------------------------------------------------------------------------------------------------------------------
               TOTAL WARRANTS (COST $184,678)                                                                           170,183
               ================================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                         COUPON       MATURITY                             VALUE
-------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 4.8% (3.0% OF TOTAL INVESTMENTS)
 $   19,150    Repurchase Agreement with State Street Bank, dated       4.910%        8/01/06                    $   19,150,105
                7/31/06, repurchase price $19,152,717,
                collateralized by $16,490,000, U.S. Treasury
                Bonds, 7.250%, due 5/15/16, value $19,533,147
 ==========    ----------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $19,150,105)                                                       19,150,105
               ================================================================================================================
               TOTAL INVESTMENTS (COST $633,094,406) - 160.1%                                                       634,432,024
               ================================================================================================================
               OTHER ASSETS LESS LIABILITIES - 0.5%                                                                   1,762,482
               ================================================================================================================
               PREFERRED SHARES, AT LIQUIDATION VALUE - (60.6)%                                                    (240,000,000)
               ================================================================================================================
               NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                     $  396,194,506
               ================================================================================================================

       Portfolio of INVESTMENTS July 31, 2006

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.
                 Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
        (3)      Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
        (4)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard &
                 Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (5)      Portion of position represents an unfunded Senior Loan commitment outstanding at July 31,
                 2006.
        (6)      At or subsequent to July 31, 2006, this issue was under the protection of the Federal
                 Bankruptcy Court.
        (7)      Negative value represents unrealized depreciation on Senior Loan commitment at July 31,
                 2006.
        N/R      Not rated.
      WI/DD      Purchased on a when-issued or delayed delivery basis.
        DD1      Portion of investment purchased on a delayed delivery basis.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
        TBD      Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
      (PIK)      In lieu of cash payment, interest accrued on "Payment in Kind" investment increases principal outstanding.

                                 See accompanying notes to financial statements.

Statement of
     ASSETS AND LIABILITIES July 31, 2006

                                                                                                  FLOATING RATE
                                                                    SENIOR      FLOATING RATE            INCOME
                                                                    INCOME             INCOME       OPPORTUNITY
                                                                     (NSL)              (JFR)             (JRO)
---------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $410,751,914, $1,064,203,462
  and $633,094,406, respectively)                             $400,405,325     $1,062,943,477     $634,432,024
Receivables:
  Interest                                                       3,321,318          9,239,163        5,434,390
  Investments sold                                               5,921,146          4,979,809       11,300,900
Other assets                                                        83,906             46,322           19,021
---------------------------------------------------------------------------------------------------------------
     Total assets                                              409,731,695      1,077,208,771      651,186,335
---------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
  Borrowings                                                   103,000,000                 --               --
  Investments purchased                                         11,542,977         18,709,987       14,422,749
Accrued expenses:
  Management fees                                                  198,374            452,257          287,690
  Interest on borrowings                                           468,026                 --               --
  Other                                                            178,656            280,546          158,405
Preferred share dividends payable                                   72,726            249,360          122,985
---------------------------------------------------------------------------------------------------------------
     Total liabilities                                         115,460,759         19,692,150       14,991,829
---------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                          46,000,000        400,000,000      240,000,000
---------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $248,270,936     $  657,516,621     $396,194,506
---------------------------------------------------------------------------------------------------------------
Common shares outstanding                                       29,809,917         47,286,920       28,397,051
---------------------------------------------------------------------------------------------------------------
Net asset value per Common share outstanding (net assets
  applicable to
  Common shares, divided by Common shares outstanding)        $       8.33     $        13.90     $      13.95
---------------------------------------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
---------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                       $    298,099     $      472,869     $    283,971
Paid-in surplus                                                282,966,875        667,328,897      400,573,708
Undistributed (Over-distribution of) net investment income       1,510,476           (498,871)         182,787
Accumulated net realized gain (loss) from investments and
  SAMI transactions                                            (26,157,925)        (8,526,289)      (6,183,578)
Net unrealized appreciation (depreciation) of investments      (10,346,589)        (1,259,985)       1,337,618
---------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $248,270,936     $  657,516,621     $396,194,506
---------------------------------------------------------------------------------------------------------------
Authorized shares:
  Common                                                         Unlimited          Unlimited        Unlimited
  Preferred                                                      Unlimited          Unlimited        Unlimited
---------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      OPERATIONS Year Ended July 31, 2006

                                                                                                FLOATING RATE
                                                                   SENIOR     FLOATING RATE            INCOME
                                                                   INCOME            INCOME       OPPORTUNITY
                                                                    (NSL)             (JFR)             (JRO)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends and Interest                                        $27,642,210     $ 68,610,422       $43,204,423
Fees                                                              597,356          659,102           588,466
-------------------------------------------------------------------------------------------------------------
Total investment income                                        28,239,566       69,269,524        43,792,889
-------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                 3,354,750        8,768,994         5,323,567
Preferred shares - auction fees                                   114,022          985,878           591,985
Preferred shares - dividend disbursing agent fees                   6,000           22,212            16,396
Shareholders' servicing agent fees and expenses                     5,968            1,349               732
Interest expense                                                4,634,445               --                --
Commitment fees                                                   355,129               --                --
Custodian's fees and expenses                                     151,222          457,821           284,256
Trustees' fees and expenses                                         6,988           22,904            13,876
Professional fees                                                  80,340           92,106            63,773
Shareholders' reports - printing and mailing expenses              58,035          128,796            72,383
Stock exchange listing fees                                        11,213           25,764            10,621
Investor relations expense                                         39,955          131,008            70,393
Other expenses                                                      7,716           61,330            34,180
-------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                 8,825,783       10,698,162         6,482,162
  Custodian fee credit                                               (760)          (4,564)           (2,018)
  Expense reimbursement                                        (1,100,446)      (3,403,228)       (1,915,291)
-------------------------------------------------------------------------------------------------------------
Net expenses                                                    7,724,577        7,290,370         4,564,853
-------------------------------------------------------------------------------------------------------------
Net investment income                                          20,514,989       61,979,154        39,228,036
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                        (586,687)        (613,927)         (899,739)
Net realized gain (loss) from SAMIs                                    --           63,959                --
Change in net unrealized appreciation (depreciation) of
  investments                                                  (3,741,140)      (7,633,568)       (2,806,257)
Change in net unrealized appreciation (depreciation) of
  SAMIs                                                                --          (46,786)               --
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                        (4,327,827)      (8,230,322)       (3,705,996)
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                     (1,963,968)     (16,418,103)       (9,837,234)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                      $14,223,194     $ 37,330,729       $25,684,806
-------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      CHANGES IN NET ASSETS

                                                                          FLOATING RATE                     FLOATING RATE
                                       SENIOR INCOME (NSL)                 INCOME (JFR)               INCOME OPPORTUNITY (JRO)
                                  -----------------------------    ----------------------------     -----------------------------
                                    YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
                                       7/31/06          7/31/05         7/31/06         7/31/05          7/31/06          7/31/05
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 20,514,989     $ 19,794,415    $ 61,979,154    $ 47,143,136     $ 39,228,036    $ 22,734,221
Net realized gain (loss) from
  investments                         (586,687)       1,525,914        (613,927)        117,910         (899,739)      1,024,549
Net realized gain (loss) from
  SAMIs                                     --               --          63,959          70,815               --              --
Change in net unrealized
  appreciation (depreciation) of
  investments                       (3,741,140)      (1,775,441)     (7,633,568)      4,701,658       (2,806,257)      4,143,874
Change in net unrealized
  appreciation (depreciation) of
  SAMIs                                     --               --         (46,786)         39,985               --              --
Distributions to Preferred
  Shareholders from net
  investment income                 (1,963,968)      (1,124,957)    (16,418,103)     (9,665,000)      (9,837,234)     (5,249,687)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets applicable to Common
  shares from operations            14,223,194       18,419,931      37,330,729      42,408,504       25,684,806      22,652,957
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON
  SHAREHOLDERS
From net investment income         (18,614,747)     (17,279,906)    (47,003,199)    (40,630,441)     (29,277,360)    (23,729,737)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
  applicable to Common shares
  from distributions to Common
  shareholders                     (18,614,747)     (17,279,906)    (47,003,199)    (40,630,441)     (29,277,360)    (23,729,737)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
  Net proceeds from sale of
    shares and offering costs
    adjustments, net                        --               --          (2,399)        149,633           (2,491)     22,239,818
  Net proceeds from shares
    issued to shareholders due
    to reinvestment of
    distributions                       64,606          179,443              --       1,573,023               --         522,315
Preferred shares offering costs
  and adjustments, net                      --               --          (2,399)         83,802           (2,491)     (5,105,746)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets applicable to Common
  shares from capital share
  transactions                          64,606          179,443          (4,798)      1,806,458           (4,982)     17,656,387
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets applicable to Common
  shares                            (4,326,947)       1,319,468      (9,677,268)      3,584,521       (3,597,536)     16,579,607
Net assets applicable to Common
  shares at the beginning of
  year                             252,597,883      251,278,415     667,193,889     663,609,368      399,792,042     383,212,435
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
  shares at the end of year       $248,270,936     $252,597,883    $657,516,621    $667,193,889     $396,194,506    $399,792,042
---------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution
  of) net investment income at
  the end of year                 $  1,510,476     $  1,581,358    $   (498,871)   $ (4,083,203)    $    182,787    $ (3,500,993)
---------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      CASH FLOWS Year Ended July 31, 2006

                                                                                              FLOATING RATE
                                                                     SENIOR   FLOATING RATE          INCOME
                                                                     INCOME          INCOME     OPPORTUNITY
                                                                      (NSL)           (JFR)           (JRO)
-----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
  SHARES FROM OPERATIONS                                      $  14,223,194   $  37,330,729   $  25,684,806
Adjustments to reconcile the net increase (decrease) in net
  assets applicable to Common shares from operations to net
  cash provided by (used in) operating activities:
  Purchases of investments                                     (216,501,723)   (532,901,121)   (312,580,270)
  Proceeds from sales of investments                            215,322,650     515,572,652     324,532,330
  Proceeds from (Purchases of) short-term investments, net       16,633,504      49,921,336       6,073,378
  Proceeds from closed SAMIs                                             --          62,879              --
  Amortization/(Accretion) of premiums and discounts, net           936,305       2,676,402       1,884,857
  (Increase) Decrease in receivable for interest                   (567,622)       (585,763)       (667,960)
  (Increase) Decrease in receivable for investments sold         (3,984,875)      1,634,805      (5,864,400)
  (Increase) Decrease in other assets                                 2,218          50,616          (9,351)
  Increase (Decrease) in payable for investments purchased      (11,999,523)    (36,861,263)    (14,577,251)
  Increase (Decrease) in interest on borrowings                     175,972              --              --
  Increase (Decrease) in accrued management fees                     31,401          (9,850)         (6,945)
  Increase (Decrease) in accrued other liabilities                  (31,542)          1,643         (12,617)
  Increase (Decrease) in Preferred share dividends payable           32,299          60,463          12,210
  Net realized (gain) loss from investments                         586,687         613,927         899,739
  Net realized (gain) loss from SAMIs                                    --         (63,959)             --
  Net realized (gain) loss from paydowns                             (7,156)      1,824,147       1,107,559
  Change in net unrealized (appreciation) depreciation of
  investments                                                     3,741,140       7,633,568       2,806,257
  Change in net unrealized (appreciation) depreciation of
  SAMIs                                                                  --          46,786              --
  Taxes paid on undistributed capital gains                         (42,788)             --              --
-----------------------------------------------------------------------------------------------------------
  Net cash provided by (used in) operating activities            18,550,141      47,007,997      29,282,342
-----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common shareholders                  (18,550,141)    (47,003,199)    (29,277,360)
Common shares offering costs adjustments                                 --          (2,399)         (2,491)
Preferred shares offering costs adjustments                              --          (2,399)         (2,491)
-----------------------------------------------------------------------------------------------------------
  Net cash provided by (used in) financing activities           (18,550,141)    (47,007,997)    (29,282,342)
-----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                          --              --              --
Cash at the beginning of year                                            --              --              --
-----------------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                       $          --   $          --   $          --
-----------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid by Senior Income (NSL) for interest on bank borrowings during the year ended July 31, 2006, was $4,458,473.

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $64,606 for Senior Income (NSL).

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Senior Income Fund (NSL), Nuveen Floating Rate Income Fund (JFR) and Nuveen Floating Rate Income Opportunity Fund (JRO). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide a high level of current income by investing primarily in senior loans whose interest rates float or adjust periodically based on a benchmark interest rate index.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of senior loans, bonds and other securities in the Funds' investment portfolios, other than subordinated loans issued by middle market companies, are generally provided by one or more independent pricing services approved by the Funds' Board of Trustees. Floating Rate Income Opportunity (JRO) currently expects that the independent pricing services will be unable to provide a market based price for certain of the privately negotiated subordinated loans issued by middle market companies. The pricing services, with input from Symphony Asset Management, LLC ("Symphony"), an indirect wholly owned subsidiary of Nuveen, and Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen, will estimate the fair value for such subordinated loans, subject to the supervision of Symphony and the Adviser. Floating Rate Income Opportunity (JRO) may engage an independent appraiser to periodically provide an independent determination of the value, or an opinion with respect to the pricing services' value, of such loans. The pricing services typically value exchange-listed securities at the last sales price on that day; and value senior loans, bonds and other securities traded in the over-the-counter market at the mean of the highest bona fide bid and lowest bona fide asked prices when current quotations are readily available. The pricing services or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Short-term investments are valued at amortized cost, which approximates market value.

The senior and subordinated loans in which the Funds invest are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds maintain liquid assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2006, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) had outstanding when-issued/delayed delivery purchase commitments of $11,542,977, $16,709,987 and $12,412,749, respectively.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses on senior and subordinated loans. Fee income, if any, consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Notes to
    FINANCIAL STATEMENTS (continued)

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Each Fund declares monthly income distributions to Common shareholders. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Preferred Shares
Senior Income (NSL) has issued and outstanding 1,840 shares of Series TH, Taxable Auctioned Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every 28 days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. Senior Income
(NSL) has also effected financial leverage by borrowing, as described in footnote 8.

Floating Rate Income (JFR) has issued and outstanding 4,000 shares of each Series M, T, W and F, FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Floating Rate Income Opportunity (JRO) issued 3,200 shares of each Series M, TH and F, FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Select Aggregate Market Index
Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) may invest in Select Aggregate Market Indexes ("SAMI") to synthetically increase their exposure to the senior secured loan market during a period when the Funds otherwise would have excess uninvested cash. The SAMI is designed to replicate the performance and risk of the CSFB Leveraged Loan Index. An investment in a SAMI, when combined with high-grade short-term investments such as repurchase agreements related to U.S. government securities in an amount equal to the notional amount of the SAMI, is designed to provide an aggregate return equivalent to an investment in a basket of senior secured bank loan debt ("Reference Obligations"), less certain costs.

Upon entering into a SAMI, the Funds may pay the counterparty a premium based on the notional amount. The premium, if any, will be amortized over the life of the SAMI and recorded in "Other assets" in the Statement of Assets and Liabilities. The Funds will receive from the counterparty a fixed-rate interest payment based on the notional amount of the contract. In exchange for the interest payment, the Funds protect the counterparty from the risk of loss at the time of a credit event, such as a bankruptcy or default, affecting any of the Reference Obligations. Interest is recorded on an accrual basis and included in the Statement of Operations. The Funds are required to provide collateral to the counterparty based on a percentage of the notional amount of the SAMI and has instructed the custodian to segregate liquid assets with a current value at least equal to the remaining notional amount of the SAMI. The SAMI is valued daily and any change in value is recorded in "Change in net unrealized appreciation (depreciation) of SAMI." Upon termination of a SAMI, net realized gain (loss) is recorded in "Net realized gain (loss) from SAMI." Although there are economic advantages of entering into SAMI transactions, there are also additional risks, including but not limited to senior loan credit risk and the inability of the counterparty to meet its interest payment obligations. JFR did not hold any SAMI positions as of July 31, 2006.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Funds' cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Organization and Offering Costs
Nuveen Investments, LLC agreed to reimburse all organization expenses (approximately $11,500 per Fund) and pay all Common share offering costs (other than the sales load) that exceeded $.03 per Common share for Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO). Floating Rate Income's
(JFR) and Floating Rate Income Opportunity's (JRO) share of Common share offering costs ($1,066,755 and $814,831, respectively) were recorded as reductions of the proceeds from the sale of Common shares.

Costs incurred by Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) in connection with their offering of FundPreferred shares ($8,343,597 and $5,108,237, respectively) were recorded as a reduction to paid-in surplus.

Indemnifications
Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                                                                         FLOATING RATE INCOME
                           SENIOR INCOME (NSL)         FLOATING RATE INCOME (JFR)          OPPORTUNITY (JRO)
                       ----------------------------   ----------------------------    ---------------------------
                               YEAR            YEAR           YEAR            YEAR            YEAR           YEAR
                              ENDED           ENDED          ENDED           ENDED           ENDED          ENDED
                            7/31/06         7/31/05        7/31/06         7/31/05         7/31/06        7/31/05
-----------------------------------------------------------------------------------------------------------------
Common shares:
  Shares sold                    --              --             --              --              --      1,553,100
  Shares issued to
    shareholders due
    to reinvestment
    of
    distributions             7,631          20,084             --         111,210              --         36,951
-----------------------------------------------------------------------------------------------------------------
                              7,631          20,084             --         111,210              --      1,590,051
-----------------------------------------------------------------------------------------------------------------
Preferred shares sold            --              --             --              --              --          9,600
-----------------------------------------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS
Purchases and sales (excluding short-term investments and SAMIs) during the fiscal year ended July 31, 2006, were as follows:

                                                                                                        FLOATING
                                                                                         FLOATING           RATE
                                                                           SENIOR            RATE         INCOME
                                                                           INCOME          INCOME    OPPORTUNITY
                                                                            (NSL)           (JFR)          (JRO)
----------------------------------------------------------------------------------------------------------------
Purchases                                                            $216,501,723    $532,901,121   $312,580,270
Sales and maturities                                                  215,322,650     515,572,652    324,532,330
----------------------------------------------------------------------------------------------------------------

Notes to
    FINANCIAL STATEMENTS (continued)

4.  INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing certain gains and losses on investment transactions and for Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) recognition of premium amortization. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities, based on their Federal tax basis treatment and have no impact on the net asset value of the Funds. Temporary differences do not require reclassification.

At July 31, 2006, the cost of investments was as follows:

                                                                                                            FLOATING
                                                                                        FLOATING                RATE
                                                                      SENIOR                RATE              INCOME
                                                                      INCOME              INCOME         OPPORTUNITY
                                                                       (NSL)               (JFR)               (JRO)
--------------------------------------------------------------------------------------------------------------------
Cost of investments                                             $410,751,914      $1,067,967,343        $634,689,501
--------------------------------------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2006, were as follows:

                                                                                                            FLOATING
                                                                                        FLOATING                RATE
                                                                      SENIOR                RATE              INCOME
                                                                      INCOME              INCOME         OPPORTUNITY
                                                                       (NSL)               (JFR)               (JRO)
--------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                    $3,210,778          $4,516,260          $3,353,155
  Depreciation                                                   (13,557,367)         (9,540,126)         (3,610,632)
--------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  investments                                                   $(10,346,589)        $(5,023,866)          $(257,477)
--------------------------------------------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2006, were as follows:

                                                                                                            FLOATING
                                                                                        FLOATING                RATE
                                                                      SENIOR                RATE              INCOME
                                                                      INCOME              INCOME         OPPORTUNITY
                                                                       (NSL)               (JFR)               (JRO)
--------------------------------------------------------------------------------------------------------------------
Undistributed net ordinary income *                               $3,178,033          $7,665,614          $4,596,621
Undistributed net long-term capital gains                                 --                  --                  --
--------------------------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 3, 2006, paid on August 1, 2006.

The tax character of distributions paid during the tax years ended July 31, 2006 and July 31, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                                                                            FLOATING
                                                                                        FLOATING                RATE
                                                                      SENIOR                RATE              INCOME
                                                                      INCOME              INCOME         OPPORTUNITY
2006                                                                   (NSL)               (JFR)               (JRO)
--------------------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                         $20,471,502         $62,698,822         $38,562,840
Distributions from net long-term capital gains **                         --                  --                  --
--------------------------------------------------------------------------------------------------------------------

                                                                                                            FLOATING
                                                                                        FLOATING                RATE
                                                                      SENIOR                RATE              INCOME
                                                                      INCOME              INCOME         OPPORTUNITY
2005                                                                   (NSL)               (JFR)               (JRO)
--------------------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                         $18,143,299         $49,780,115         $26,710,473
Distributions from net long-term capital gains                            --                  --                  --
--------------------------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2006.

At July 31, 2006, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                            FLOATING
                                                                                        FLOATING                RATE
                                                                      SENIOR                RATE              INCOME
                                                                      INCOME              INCOME         OPPORTUNITY
                                                                       (NSL)               (JFR)               (JRO)
--------------------------------------------------------------------------------------------------------------------
Expiration year:
  2010                                                           $14,867,781                $ --                $ --
  2011                                                            10,704,255                  --                  --
  2012                                                                    --                  --                  --
  2013                                                                    --             819,145              30,377
  2014                                                                    --           2,934,270           2,151,577
--------------------------------------------------------------------------------------------------------------------
Total                                                            $25,572,036          $3,753,415          $2,181,954
--------------------------------------------------------------------------------------------------------------------

The following Funds elected to defer net realized losses from investments incurred from November 1, 2005 through July 31, 2006 ("post-October losses") in accordance with Federal income tax regulations. Post-October losses were treated as having arisen on the first day of the following tax year.

                                                                                                            FLOATING
                                                                                        FLOATING                RATE
                                                                      SENIOR                RATE              INCOME
                                                                      INCOME              INCOME         OPPORTUNITY
                                                                       (NSL)               (JFR)               (JRO)
--------------------------------------------------------------------------------------------------------------------
                                                                    $585,890          $4,668,296          $3,999,658
--------------------------------------------------------------------------------------------------------------------

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily Managed Assets of each Fund as follows:

                                                                                           SENIOR INCOME (NSL)
AVERAGE DAILY MANAGED ASSETS                                                               FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------------------------------------
For the first $1 billion                                                                                 .6500%
For the next $1 billion                                                                                  .6375
For the next $3 billion                                                                                  .6250
For the next $5 billion                                                                                  .6000
For Managed Assets over $10 billion                                                                      .5750
--------------------------------------------------------------------------------------------------------------

                                                                                    FLOATING RATE INCOME (JFR)
                                                                        FLOATING RATE INCOME OPPORTUNITY (JRO)
AVERAGE DAILY MANAGED ASSETS                                                               FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------------------------------------
For the first $500 million                                                                               .6500%
For the next $500 million                                                                                .6250
For the next $500 million                                                                                .6000
For the next $500 million                                                                                .5750
For Managed Assets over $2 billion                                                                       .5500
--------------------------------------------------------------------------------------------------------------

Notes to
    FINANCIAL STATEMENTS (continued)

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of July 31, 2006, the complex-level fee was .1875%.

COMPLEX-LEVEL ASSETS(1)                                           COMPLEX-LEVEL FEE RATE
----------------------------------------------------------------------------------------
For the first $55 billion                                                          .2000%
For the next $1 billion                                                            .1800
For the next $1 billion                                                            .1600
For the next $3 billion                                                            .1425
For the next $3 billion                                                            .1325
For the next $3 billion                                                            .1250
For the next $5 billion                                                            .1200
For the next $5 billion                                                            .1175
For the next $15 billion                                                           .1150
For Managed Assets over $91 billion (2)                                            .1400
----------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Symphony under which Symphony manages the investment portfolio of the Funds. Symphony is compensated for its services to the Funds from the management fee paid to the Adviser.

The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of Senior Income's (NSL) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
OCTOBER 31,                                    OCTOBER 31,
---------------------------------------------------------------------------------------
1999 *                                  .45%   2005                                 .35%
2000                                    .45    2006                                 .25
2001                                    .45    2007                                 .15
2002                                    .45    2008                                 .10
2003                                    .45    2009                                 .05
2004                                    .45
---------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Senior Income (NSL) for any portion of its fees and expenses beyond October 31, 2009.

For the first eight years of Floating Rate Income's (JFR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
MARCH 31,                                      MARCH 31,
---------------------------------------------------------------------------------------
2004 *                                  .32%   2009                                 .32%
2005                                    .32    2010                                 .24
2006                                    .32    2011                                 .16
2007                                    .32    2012                                 .08
2008                                    .32
---------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Floating Rate Income (JFR) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Floating Rate Income Opportunity's (JRO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
JULY 31,                                       JULY 31,
---------------------------------------------------------------------------------------
2004 *                                  .30%   2009                                 .30%
2005                                    .30    2010                                 .22
2006                                    .30    2011                                 .14
2007                                    .30    2012                                 .07
2008                                    .30
---------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Floating Rate Income Opportunity (JRO) for any portion of its fees and expenses beyond July 31, 2012.

6. COMMITMENTS
Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commit-ments. Each Fund will maintain with the custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At July 31, 2006, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) had unfunded senior loan commitments of $3,218,249, $4,592,281 and $5,489,301, respectively.

7. SENIOR LOAN PARTICIPATION COMMITMENTS
With respect to the senior loans held in each Fund's portfolio, the Funds may:
1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower.

Senior Income (NSL) had the following participation commitments outstanding at July 31, 2006:

                                                                         COMMITMENT
COUNTERPARTY                                                                 AMOUNT               VALUE
-------------------------------------------------------------------------------------------------------
Bear, Stearns & Co., Inc.                                                $2,000,000          $1,898,043
Morgan Stanley                                                            1,640,000           1,556,395
-------------------------------------------------------------------------------------------------------

Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) had no such participation commitments outstanding at July 31, 2006.

8. BORROWINGS
In accordance with Senior Income's (NSL) current investment policies, the Fund may utilize financial leverage for investment purposes in an amount currently anticipated to represent approximately 40% of the Fund's total assets, and in no event exceeding 50% of the Fund's total assets.

Senior Income (NSL) has entered into a commercial paper program ($110 million maximum) with Bank One's conduit financing agency, Falcon Asset Securitization Corp. ("Falcon"), whose sole purpose is the issuance of high grade commercial paper. Falcon uses the proceeds to makes advances to Senior Income (NSL) and to many other borrowers who comprise Falcon's total borrowing base. For the fiscal year ended July 31, 2006, the average daily balance of borrowings under the commercial paper program agreement was $103 million. The average annualized interest rate for funding and program usage fees on such borrowings was 4.50%.

Notes to
    FINANCIAL STATEMENTS (continued)

Senior Income (NSL) has also entered into a $110 million liquidity facility. If the facility is utilized, interest on the borrowings would be charged a variable interest rate. An unused commitment fee of .095% on 102% of the unused portion of the $110 million facility is charged. There were no borrowings under the revolving credit agreement during the fiscal year ended July 31, 2006.

9. NEW ACCOUNTING PRONOUNCEMENT
Financial Accounting Standards Board Interpretation No. 48
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

10. SUBSEQUENT EVENT
Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their net investment income which was paid on September 1, 2006, to shareholders of record on August 15, 2006, as follows:

                                                                                                            FLOATING
                                                                                        FLOATING                RATE
                                                                      SENIOR                RATE              INCOME
                                                                      INCOME              INCOME         OPPORTUNITY
                                                                       (NSL)               (JFR)               (JRO)
--------------------------------------------------------------------------------------------------------------------
Dividend per share                                                    $.0535              $.0900              $.0950
--------------------------------------------------------------------------------------------------------------------

Financial
       HIGHLIGHTS

Financial
       HIGHLIGHTS
Selected data for a Common share outstanding throughout each period:

                                                         Investment Operations
                                    ----------------------------------------------------------------
                                                               Distributions
                                                                    from Net   Distributions
                        Beginning                                 Investment    from Capital
                           Common                        Net       Income to        Gains to
                            Share          Net     Realized/       Preferred       Preferred
                        Net Asset   Investment    Unrealized          Share-          Share-
                            Value    Income(a)   Gain (Loss)        holders+        holders+   Total
----------------------------------------------------------------------------------------------------
SENIOR INCOME (NSL)
----------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                    $    8.48   $      .69   $      (.15)  $        (.07)  $          --   $0.47
2005                         8.44          .66            --            (.04)             --     .62
2004                         7.84          .64           .50            (.02)             --    1.12
2003                         7.38          .60           .41            (.02)             --     .99
2002                         8.13          .68          (.71)           (.04)             --    (.07)
FLOATING RATE INCOME (JFR)
----------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                        14.11         1.31          (.18)           (.35)             --     .78
2005                        14.07         1.00           .10            (.20)             --     .90
2004(b)                     14.33          .14           .04            (.02)             --     .16
FLOATING RATE INCOME OPPORTUNITY (JRO)
----------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                        14.08         1.38          (.13)           (.35)             --     .90
2005                        14.30          .80           .19            (.19)             --     .80
2004(c)                     14.33           --            --              --              --      --
----------------------------------------------------------------------------------------------------

                             Less Distributions
                       ------------------------------

                              Net                           Offering
                       Investment    Capital               Costs and      Ending
                        Income to   Gains to               Preferred      Common
                           Common     Common                   Share       Share    Ending
                           Share-     Share-            Underwriting   Net Asset    Market
                          holders    holders    Total      Discounts       Value     Value
---------------------  -------------------------------------------------------------------
SENIOR INCOME (NSL)
---------------------
Year Ended 7/31:
2006                   $     (.62)   $   --    $ (.62)  $         --   $    8.33   $  8.15
2005                         (.58)       --      (.58)            --        8.48      8.97
2004                         (.52)       --      (.52)            --        8.44      9.91
2003                         (.53)       --      (.53)            --        7.84      8.43
2002                         (.68)       --      (.68)            --        7.38      7.20
FLOATING RATE INCOME
---------------------
Year Ended 7/31:
2006                         (.99)       --      (.99)            --       13.90     13.15
2005                         (.86)       --      (.86)            --       14.11     13.69
2004(b)                      (.21)       --      (.21)          (.21)      14.07     14.85
FLOATING RATE INCOME
---------------------
Year Ended 7/31:
2006                        (1.03)       --     (1.03)            --       13.95     13.30
2005                         (.84)       --      (.84)          (.18)      14.08     13.41
2004(c)                        --        --        --           (.03)      14.30     15.01
---------------------

                          Preferred Stock at End of Period                     Borrowings at End of Period
               -------------------------------------------------------      ----------------------------------
                       Aggregate                                                    Aggregate
                          Amount           Liquidation           Asset                 Amount            Asset
                     Outstanding            and Market        Coverage            Outstanding         Coverage
                           (000)       Value Per Share       Per Share                  (000)       Per $1,000
--------------------------------------------------------------------------------------------------------------
SENIOR INCOME (NSL)
--------------------------------------------------------------------------------------------------------------
Year Ended
  7/31:
2006           $          46,000       $        25,000       $ 159,930      $         103,000       $    3,857
2005                      46,000                25,000         162,281                103,000            3,899
2004                      46,000                25,000         161,564                103,000            3,886
2003(d)                   46,000                25,000         151,750                103,000            3,711
2002(d)                   46,000                25,000         144,271                103,000            3,577
FLOATING RATE INCOME (JFR)
--------------------------------------------------------------------------------------------------------------
Year Ended
  7/31:
2006                     400,000                25,000          66,095                     --               --
2005                     400,000                25,000          66,700                     --               --
2004(b)                  400,000                25,000          66,476                     --               --
FLOATING RATE INCOME OPPORTUNITY (JRO)
--------------------------------------------------------------------------------------------------------------
Year Ended
  7/31:
2006                     240,000                25,000          66,270                     --               --
2005                     240,000                25,000          66,645                     --               --
2004(c)                       --                    --              --                     --               --
--------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                         ----------------------------------------------------------------------------------------
       Total Returns                    Before Credit/Reimbursement    After Credit/Reimbursement***
     -----------------                  ----------------------------   ------------------------------
                                                        Ratio of Net                     Ratio of Net
                 Based                     Ratio of       Investment       Ratio of        Investment
                    on                     Expenses        Income to       Expenses         Income to
                Common     Ending Net    to Average          Average     to Average           Average
       Based     Share         Assets    Net Assets       Net Assets     Net Assets        Net Assets
          on       Net     Applicable    Applicable       Applicable     Applicable        Applicable   Portfolio
      Market     Asset      to Common     to Common        to Common      to Common         to Common    Turnover
     Value**   Value**   Shares (000)      Shares++         Shares++       Shares++          Shares++        Rate
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
      (1.87)%    5.78%   $    248,271         3.52%            7.74%         3.08%             8.18%          55%
      (3.40)     7.53         252,598         2.70             7.21          2.10              7.80          100
      24.50     14.61         251,278         2.23             7.10          1.50              7.83           91
      25.93     14.25         233,220         2.66             7.57          1.90              8.33           80
     (21.16)     (.65)        219,459         3.12             8.20          2.37              8.95           64
-----------------------------------------------------------------------------------------------------------------
       3.70      5.72         657,517         1.61             8.83          1.10              9.34           50
      (1.99)     6.56         667,194         1.60             6.56          1.09              7.07           74
        .40      (.39)        663,609         1.37*            2.46*          .93*             2.90*          14
-----------------------------------------------------------------------------------------------------------------
       7.32      6.60         396,195         1.63             9.36          1.15              9.84           50
      (5.13)     4.47         399,792         1.53             5.25          1.08              5.70           58
        .07      (.21)        383,212         1.28*          (.01)*           .98*              .29*          --
-----------------------------------------------------------------------------------------------------------------


---
---
---
---
---

*    Annualized.
**   Total Return on Market Value is the combination of
     changes in the market price per share and the effect
     of reinvested dividend income and reinvested capital
     gains distributions, if any, at the average price
     paid per share at the time of reinvestment. Total
     Return on Common Share Net Asset Value is the
     combination of changes in Common share net asset
     value, reinvested dividend income at net asset value
     and reinvested capital gains distributions at net
     asset value, if any. Total returns are not
     annualized.
***  After custodian fee credit and expense reimbursement
     from the Adviser, where applicable.
+    The amounts shown are based on Common share
     equivalents.
++   - Ratios do not reflect the effect of dividend
       payments to Preferred shareholders.
     - Income ratios reflect income earned on assets attributable to Preferred shares and bank borrowings, where applicable.
     - With respect to Senior Income (NSL), each ratio includes the effect of the interest expense paid on bank borrowings as follows:

                        Ratio of Interest
                       Expense to Average
                 Net Assets Applicable to
                            Common Shares
        ---------------------------------
        2006                         1.85%
        2005                         1.00
        2004                          .48
        2003                          .74
        2002                         1.09

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period March 25, 2004 (commencement of operations) through July 31, 2004.
(c) For the period July 27, 2004 (commencement of operations) through July 31, 2004.
(d)   Unaudited.

                                 See accompanying notes to financial statements.

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                           NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    INCLUDING OTHER DIRECTORSHIPS         OVERSEEN BY
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(2)       DURING PAST 5 YEARS                   BOARD MEMBER
-------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
-------------------------------------------------------------------------------------------------------------------------------
Timothy R.                 Chairman of         1994                  Chairman (since 1996) and Director            167
Schwertfeger(1)            the Board                                 of Nuveen Investments, Inc., Nuveen
3/28/49                    and Board Member                          Investments, LLC, Nuveen Advisory
333 W. Wacker Drive                                                  Corp. and Nuveen Institutional
Chicago, IL 60606                                                    Advisory Corp.(3); formerly,
                                                                     Director (1996-2006) of
                                                                     Institutional Capital Corporation;
                                                                     Chairman and Director (since 1997)
                                                                     of Nuveen Asset Management;
                                                                     Chairman and Director of
                                                                     Rittenhouse Asset Management, Inc.
                                                                     (since 1999); Chairman of Nuveen
                                                                     Investments Advisers Inc. (since
                                                                     2002).
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
-------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner          Lead Independent    1997                  Private Investor and Management               167
8/22/40                    Board member                              Consultant.
333 W. Wacker Drive
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown          Board member        1993                  Retired (since 1989) as Senior Vice           167
7/29/34                                                              President of The Northern Trust
333 W. Wacker Drive                                                  Company; Director (since 2002)
Chicago, IL 60606                                                    Community Advisory Board for
                                                                     Highland Park and Highwood, United
                                                                     Way of the North Shore.
-------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans              Board member        1999                  President, The Hall-Perrine                   167
10/22/48                                                             Foundation, a private philanthropic
333 W. Wacker Drive                                                  corporation (since 1996); Director
Chicago, IL 60606                                                    and Vice Chairman, United Fire
                                                                     Group, a publicly held company;
                                                                     Adjunct Faculty Member, University
                                                                     of Iowa; Director, Gazette
                                                                     Companies; Life Trustee of Coe
                                                                     College and Iowa College
                                                                     Foundation; formerly, Director,
                                                                     Alliant Energy; formerly, Director,
                                                                     Federal Reserve Bank of Chicago;
                                                                     formerly, President and Chief
                                                                     Operating Officer, SCI Financial
                                                                     Group, Inc., a regional financial
                                                                     services firm.
-------------------------------------------------------------------------------------------------------------------------------
William C. Hunter          Board member        2004                  Dean, Tippie College of Business,             167
3/6/48                                                               University of Iowa (since June
333 W. Wacker Drive                                                  2006); formerly, Dean and
Chicago, IL 60606                                                    Distinguished Professor of Finance,
                                                                     School of Business at the
                                                                     University of Connecticut
                                                                     (2003-2006); previously, Senior
                                                                     Vice President and Director of
                                                                     Research at the Federal Reserve
                                                                     Bank of Chicago (1995-2003);
                                                                     Director (since 1997), Credit
                                                                     Research Center at Georgetown
                                                                     University; Director (since 2004)
                                                                     of Xerox Corporation; Director,
                                                                     SS&C Technologies, Inc. (May 2005-
                                                                     October 2005).
-------------------------------------------------------------------------------------------------------------------------------
David J. Kundert           Board member        2005                  Retired (since 2004) as Chairman,             165
10/28/42                                                             JPMorgan Fleming Asset Management,
333 W. Wacker Drive                                                  President and CEO, Banc One
Chicago, IL 60606                                                    Investment Advisors Corporation,
                                                                     and President, One Group Mutual
                                                                     Funds; prior thereto, Executive
                                                                     Vice President, Banc One
                                                                     Corporation and Chairman and CEO,
                                                                     Banc One Investment Management
                                                                     Group; Board of Regents, Luther
                                                                     College; member of the Wisconsin
                                                                     Bar Association; member of Board of
                                                                     Directors, Friends of Boerner
                                                                     Botanical Gardens.

                                                                                                           NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    INCLUDING OTHER DIRECTORSHIPS         OVERSEEN BY
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(2)       DURING PAST 5 YEARS                   BOARD MEMBER
-------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
-------------------------------------------------------------------------------------------------------------------------------
William J. Schneider       Board member        1997                  Chairman of Miller-Valentine                  167
9/24/44                                                              Partners Ltd., a real estate
333 W. Wacker Drive                                                  investment company; formerly,
Chicago, IL 60606                                                    Senior Partner and Chief Operating
                                                                     Officer (retired, 2004), of
                                                                     Miller-Valentine Group; formerly,
                                                                     Vice President, Miller-Valentine
                                                                     Realty; Board Member, Chair of the
                                                                     Finance Committee and member of the
                                                                     Audit Committee of Premier Health
                                                                     Partners, the not-for-profit
                                                                     company of Miami Valley Hospital;
                                                                     Vice President, Dayton Philharmonic
                                                                     Orchestra Association; Board
                                                                     Member, Regional Leaders Forum,
                                                                     which promotes cooperation on
                                                                     economic development issues;
                                                                     Director, Dayton Development
                                                                     Coalition; formerly, Member,
                                                                     Community Advisory Board, National
                                                                     City Bank, Dayton, Ohio and
                                                                     Business Advisory Council,
                                                                     Cleveland Federal Reserve Bank.
-------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale        Board member        1997                  Executive Director, Gaylord and               167
12/29/47                                                             Dorothy Donnelley Foundation (since
333 W. Wacker Drive                                                  1994); prior thereto, Executive
Chicago, IL 60606                                                    Director, Great Lakes Protection
                                                                     Fund (from 1990 to 1994).
-------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine         Board member        2005                  Senior Vice President for Business            167
1/22/50                                                              and Finance, Northwestern
333 W. Wacker Drive                                                  University (since 1997); Director
Chicago, IL 60606                                                    (since 2003), Chicago Board Options
                                                                     Exchange; formerly, Director (2003-
                                                                     2006), National Mentor Holdings, a
                                                                     privately-held, national provider
                                                                     of home and community-based
                                                                     services; Chairman (since 1997),
                                                                     Board of Directors, Rubicon, a pure
                                                                     captive insurance company owned by
                                                                     Northwestern University; Director
                                                                     (since 1997), Evanston Chamber of
                                                                     Commerce and Evanston Inventure, a
                                                                     business development organization.
                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
-------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman       Chief               1988                  Managing Director (since 2002),               167
9/9/56                     Administrative                            Assistant Secretary and Associate
333 W. Wacker Drive        Officer                                   General Counsel, formerly, Vice
Chicago, IL 60606                                                    President and Assistant General
                                                                     Counsel, of Nuveen Investments,
                                                                     LLC; Managing Director (2002-2004),
                                                                     General Counsel (1998-2004) and
                                                                     Assistant Secretary, formerly, Vice
                                                                     President of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Managing Director (since
                                                                     2002) and Assistant Secretary and
                                                                     Associate General Counsel,
                                                                     formerly, Vice President (since
                                                                     1997), of Nuveen Asset Management;
                                                                     Managing Director (since 2004) and
                                                                     Assistant Secretary (since 1994) of
                                                                     Nuveen Investments, Inc.; Assistant
                                                                     Secretary of NWQ Investment
                                                                     Management Company, LLC. (since
                                                                     2002); Vice President and Assistant
                                                                     Secretary of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     Managing Director, Associate
                                                                     General Counsel and Assistant
                                                                     Secretary of Rittenhouse Asset
                                                                     Management, Inc. and Symphony Asset
                                                                     Management LLC (since 2003);
                                                                     Assistant Secretary of Tradewinds
                                                                     NWQ Global Investors, LLC, (since
                                                                     2006); Chartered Financial Analyst.

Board Members
       AND OFFICERS (CONTINUED)

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND (CONTINUED):
-------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos         Vice President      2004                  Managing Director (since 2005),               167
9/22/63                                                              formerly Vice President (since
333 W. Wacker Drive                                                  2002); formerly, Assistant Vice
Chicago, IL 60606                                                    President (since 2000) of Nuveen
                                                                     Investments, LLC; Chartered
                                                                     Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson        Vice President      2000                  Vice President (since 2002),                  167
2/3/66                     and Assistant                             formerly, Assistant Vice President
333 W. Wacker Drive        Secretary                                 (since 2000) of Nuveen Investments,
Chicago, IL 60606                                                    LLC.
-------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo          Vice President      1999                  Vice President and Treasurer of               167
11/28/67                                                             Nuveen Investments, LLC and of
333 W. Wacker Drive                                                  Nuveen Investments, Inc. (since
Chicago, IL 60606                                                    1999); Vice President and Treasurer
                                                                     of Nuveen Asset Management (since
                                                                     2002) and of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     Assistant Treasurer of NWQ
                                                                     Investment Management Company, LLC.
                                                                     (since 2002); Vice President and
                                                                     Treasurer of Nuveen Rittenhouse
                                                                     Asset Management, Inc. and Symphony
                                                                     Asset Management LLC (since 2003);
                                                                     Treasurer, Tradewinds NWQ Global
                                                                     Investors, LLC (since 2006);
                                                                     formerly, Vice President and
                                                                     Treasurer (1999-2004) of Nuveen
                                                                     Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3);
                                                                     Chartered Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
John N. Desmond            Vice President      2005                  Vice President, Director of                   167
8/24/61                                                              Investment Operations, Nuveen
333 W. Wacker Drive                                                  Investments, LLC (since January
Chicago, IL 60606                                                    2005); formerly, Director, Business
                                                                     Manager, Deutsche Asset Management
                                                                     (2003- 2004), Director, Business
                                                                     Development and Transformation,
                                                                     Deutsche Trust Bank Japan
                                                                     (2002-2003); previously, Senior
                                                                     Vice President, Head of Investment
                                                                     Operations and Systems, Scudder
                                                                     Investments Japan, (2000-2002),
                                                                     Senior Vice President, Head of Plan
                                                                     Administration and Participant
                                                                     Services, Scudder Investments
                                                                     (1995-2002).
-------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger         Vice President      1998                  Vice President (since 2002),                  167
9/24/64                    and Secretary                             Assistant Secretary and Assistant
333 W. Wacker Drive                                                  General Counsel (since 1998)
Chicago, IL 60606                                                    formerly, Assistant Vice President
                                                                     (since 1998) of Nuveen Investments,
                                                                     LLC; Vice President (2002-2004) and
                                                                     Assistant Secretary (1998-2004)
                                                                     formerly, Assistant Vice President
                                                                     of Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3);
                                                                     Vice President and Assistant
                                                                     Secretary (since 2005) of Nuveen
                                                                     Asset Management.
-------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson          Vice President      1998                  Managing Director (since 2004),               167
10/24/45                                                             formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments, LLC, Managing Director
Chicago, IL 60606                                                    (2004) formerly, Vice President
                                                                     (1998-2004) of Nuveen Advisory
                                                                     Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Managing
                                                                     Director (since 2005) of Nuveen
                                                                     Asset Management.
-------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald      Vice President      1995                  Managing Director (since 2002),               167
3/2/64 333                                                           formerly, Vice President of Nuveen
W. Wacker Drive                                                      Investments; Managing Director
Chicago, IL 60606                                                    (1997-2004) of Nuveen Advisory
                                                                     Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Managing
                                                                     Director (since 2001) of Nuveen
                                                                     Asset Management; Vice President
                                                                     (since 2002) of Nuveen Investments
                                                                     Advisers Inc.; Chartered Financial
                                                                     Analyst.

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND (CONTINUED):
-------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy             Vice President      1998                  Vice President (since 1993) and               167
5/31/54                    and Controller                            Funds Controller (since 1998) of
333 W. Wacker Drive                                                  Nuveen Investments, LLC; formerly,
Chicago, IL 60606                                                    Vice President and Funds Controller
                                                                     (1998-2004) of Nuveen Investments,
                                                                     Inc.; Certified Public Accountant.
-------------------------------------------------------------------------------------------------------------------------------
David J. Lamb              Vice President      2000                  Vice President (since 2000) of                167
3/22/63                                                              Nuveen Investments, LLC; Certified
333 W. Wacker Drive                                                  Public Accountant.
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar              Vice President      2002                  Vice President of Nuveen                      167
8/27/61                                                              Investments, LLC (since 1999).
333 W. Wacker Drive
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin            Vice President      1988                  Vice President, Assistant Secretary           167
7/27/51                    and Assistant                             and Assistant General Counsel of
333 W. Wacker Drive        Secretary                                 Nuveen Investments, LLC; formerly,
Chicago, IL 60606                                                    Vice President and Assistant
                                                                     Secretary of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Vice President (since
                                                                     2005) and Assistant Secretary of
                                                                     Nuveen Investments, Inc.; Vice
                                                                     President (since 2005) and
                                                                     Assistant Secretary (since 1997) of
                                                                     Nuveen Asset Management; Vice
                                                                     President (since 2000), Assistant
                                                                     Secretary and Assistant General
                                                                     Counsel (since 1998) of Rittenhouse
                                                                     Asset Management, Inc.; Vice
                                                                     President and Assistant Secretary
                                                                     of Nuveen Investments Advisers Inc.
                                                                     (since 2002); Assistant Secretary
                                                                     of NWQ Investment Management
                                                                     Company, LLC (since 2002), Symphony
                                                                     Asset Management LLC (since 2003)
                                                                     and Tradewinds NWQ Global
                                                                     Investors, LLC (since 2006).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
  MANAGEMENT AGREEMENT APPROVAL PROCESS

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM and the Sub-Advisory Agreement between NAM and Symphony (the "Sub-Adviser"). NAM and the Sub-Adviser are each a "Fund Adviser."

THE APPROVAL PROCESS
During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers and the performance of each Fund. To assist the Board in its evaluation of the advisory contract with a Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

    - the nature, extent and quality of services provided by the Fund Adviser;

    - the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

    - the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and with recognized and/or customized benchmarks (as appropriate);

    - the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

    - the expenses of the Fund Adviser in providing the various services;

    - the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund (as applicable);

    - the advisory fees the Fund Adviser assesses to other types of investment products or clients;

    - the soft dollar practices of the Fund Adviser, if any; and

    - from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties; and factors to be considered by the Board in voting on advisory agreements.

At the May Meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered each advisory contract (which includes the Sub-Advisory Agreements) with the respective Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES
In reviewing the Fund Advisers, the Trustees considered the nature, extent and quality of the respective Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen has taken for its fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of each Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. With respect to the Sub-Adviser, the Trustees also received and reviewed an evaluation of the Sub-Adviser from NAM. Such evaluation outlined, among other things, the Sub-Adviser's organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to its investment strategy, the Fund's investment objectives and performance (as applicable). The Trustees noted that NAM recommended the renewal of the Sub-Advisory Agreements and considered the basis for such recommendation and any qualifications in connection therewith. Given the Trustees' experience with the Funds (including any other Nuveen funds advised by a Fund Adviser) and each Fund Adviser, the Trustees recognized and considered the quality of their investment processes in making portfolio management decisions as well as any refinements or improvements thereto. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as any additional refinements and improvements adopted to the portfolio management processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. With respect to the Sub-Adviser, the independent Trustees noted that the Sub-Advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds.

With respect to NAM, NAM provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings). In addition to the above, because the Funds utilize a Sub-Adviser, the Trustees also considered NAM's ability and procedures to monitor the Sub-Adviser's performance, business practices and compliance policies and procedures. In this regard, the Trustees noted the enhancements in the investment oversight process, including increased site visits and departments participating in investment oversight.

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to Funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager whose responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were of a high level and were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISERS
The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and recognized and/or customized benchmarks (as applicable). In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund still may not adequately reflect such Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group (such as, the Nuveen Diversified Dividend and Income Fund, Nuveen Preferred and Convertible Income Fund, Nuveen Preferred and Convertible Income Fund 2, Nuveen Tax-Advantaged Floating Rate Fund, and Nuveen Real Estate Income Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2005. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY
  1. FEES AND EXPENSES
  In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense

Annual Investment
  MANAGEMENT AGREEMENT APPROVAL PROCESS (continued)

  analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and the Peer Group may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group may not adequately reflect the Fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

   2. COMPARISONS WITH THE FEES OF OTHER CLIENTS
   The Trustees further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients (such as separate managed accounts and funds that are not offered by Nuveen Investments but are sub-advised by one of Nuveen's investment management teams). In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for funds as the average account size for separate accounts is notably larger than the retail accounts of funds. Given the differences in the product structures, particularly the extensive services provided to closed-end funds, the Trustees believe such facts justify the different levels of fees.

   In considering the advisory fees of the Sub-Adviser, the Trustees also considered the pricing schedule that the Sub-Adviser charges for similar investment management services for other sponsors or clients. With respect to Symphony, the Trustees reviewed the generally higher fees for hedge funds and accounts it manages, which includes performance fees.

   3. PROFITABILITY OF FUND ADVISERS
   In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the adviser's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS
In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, NAM may from time to time receive and have access to research generally provided to institutional clients.

The Trustees also considered the soft dollar arrangements, if any, of the Sub-Adviser. With respect to Symphony, Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the respective Investment Management Agreement and Sub-Advisory Agreement should be approved.

Reinvest Automatically
       EASILY AND CONVENIENTLY

NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO
SET UP YOUR REINVESTMENT ACCOUNT.


The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

AUTOMATIC DIVIDEND
     REINVESTMENT PLAN

NOTICE OF AMENDMENT TO THE TERMS AND CONDITIONS

These Funds are amending the terms and conditions of their Automatic Dividend Reinvestment Plan (the "Plan") as further described below effective with the close of business on December 1, 2006. THESE CHANGES ARE INTENDED TO ENABLE PLAN PARTICIPANTS UNDER CERTAIN CIRCUMSTANCES TO REINVEST FUND DISTRIBUTIONS AT A LOWER AGGREGATE COST THAN IS POSSIBLE UNDER THE EXISTING PLAN. Shareholders who do not wish to continue as participants under the amended Plan may withdraw from the Plan by notifying the Plan Agent prior to the effective date of the amendments. Participants should refer to their Plan document for notification instructions, or may simply call Nuveen at (800) 257-8787.

Fund shareholders who elect to participate in the Plan are able to have Fund distributions consisting of income dividends, realized capital gains and returns of capital automatically reinvested in additional Fund shares. Under the Plan's existing terms, the Plan Agent purchases Fund shares in the open market if the Fund's shares are trading at a discount to their net asset value on the payable date for the distribution. If the Fund's shares are trading at or above their net asset value on the payable date for the distribution, the Plan Agent purchases newly-issued Fund shares directly from the Fund at a price equal to the greater of the shares' net asset value or 95% of the shares' market value.

Under the Plan's amended terms, if the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value. This change will permit Plan participants under these circumstances to reinvest Fund distributions at a lower aggregate cost than is possible under the existing Plan.

                                     Notes

                                     Notes

                                     Notes

OTHER USEFUL
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Funds' (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

MARKET YIELD: Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

(back cover photo)

       NUVEEN INVESTMENTS:

       SERVING INVESTORS
                                FOR GENERATIONS

       Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

       Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

       WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

       Managing more than $149 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds NWQ, a leader in global equities.

       FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

       To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

       Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

 - Share prices
 - Fund details
 - Daily financial news
 - Investor education
 - Interactive planning tools

                                                                      LEARN MORE
                                                           ABOUT NUVEEN FUNDS AT
                                                              WWW.NUVEEN.COM/CEF

                                                                     EAN-C-0706D

                                                                     NUVEEN LOGO

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the Code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Nuveen Floating Rate Income Opportunity Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                             AUDIT FEES BILLED       AUDIT-RELATED FEES           TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED               TO FUND (1)          BILLED TO FUND (2)       BILLED TO FUND (3)      BILLED TO FUND (4)
==========================================================================================================================
July 31, 2006                $         44,864         $              0         $            800        $         1,550
--------------------------------------------------------------------------------------------------------------------------

Percentage approved                         0%                       0%                       0%                     0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------

July 31, 2005                $         48,364         $              0         $            860        $         1,550
--------------------------------------------------------------------------------------------------------------------------

Percentage approved                         0%                       0%                       0%                     0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                AUDIT-RELATED FEES           TAX FEES BILLED TO             ALL OTHER FEES
                                BILLED TO ADVISER AND             ADVISER AND              BILLED TO ADVISER
                                  AFFILIATED FUND               AFFILIATED FUND           AND AFFILIATED FUND
                                 SERVICE PROVIDERS           SERVICE PROVIDERS (1)          SERVICE PROVIDERS
=================================================================================================================
July 31, 2006                   $                 0           $             4,950          $                0
-----------------------------------------------------------------------------------------------------------------

Percentage approved                               0%                            0%                          0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------

July 31, 2005                   $                 0           $             4,950          $                0
-----------------------------------------------------------------------------------------------------------------

Percentage approved                               0%                            0%                          0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $275,000 in 2006 and $282,575 in 2005.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

FISCAL YEAR ENDED                                      TOTAL NON-AUDIT FEES
                                                      BILLED TO ADVISER AND
                                                     AFFILIATED FUND SERVICE       TOTAL NON-AUDIT FEES
                                                      PROVIDERS (ENGAGEMENTS       BILLED TO ADVISER AND
                                                     RELATED DIRECTLY TO THE      AFFILIATED FUND SERVICE
                          TOTAL NON-AUDIT FEE        OPERATIONS AND FINANCIAL      PROVIDERS (ALL OTHER
                             BILLED TO FUND           REPORTING OF THE FUND)           ENGAGEMENTS)                    TOTAL
=================================================================================================================================
July 31, 2006             $            2,350          $               4,950        $                   0           $      7,300
July 31, 2005             $            2,410          $               4,950        $                   0           $      7,360

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Symphony Asset Management, LLC ("Symphony"), an affiliate of the Adviser, as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policies and procedures. The Adviser will periodically monitor the Sub-Adviser's voting to ensure that the Sub-Adviser is carrying out its duties. The Sub-Adviser's proxy voting policies and procedures are summarized in the following paragraphs.

Symphony uses the proxy voting services of Institutional Shareholder Services ("ISS"). The ISS Proxy Voting Services provide Symphony and its clients with an independent source of proxy voting research and services. The use of ISS is designed to offer client-centered proxy voting which minimizes conflicts of interests between Symphony's interests and those of its clients.

In order to monitor how ISS votes client proxies, Symphony has established a Proxy Voting Review Committee (the "Committee"). The Committee is composed of Symphony's Chief Operating Officer and its Chief Investment Officer. Each year, the Committee reviews ISS proxy voting policies and practices to determine whether such policies and practices are consistent with Symphony's fiduciary duty to the clients for whom Symphony is responsible for voting proxies. During the year, the Committee reviews how ISS votes on specific issues. From time to time, the Committee discusses the proxy voting process with representatives of ISS in order to ensure that Symphony's client interests are being protected. When Symphony disagrees with ISS' policies with respect to certain issues, Symphony will direct the voting of its clients' proxies according to what Symphony believes is the best interests of its clients.

Clients who have questions about how particular proxies are voted for their account may request such information from Symphony by calling (800) 847-6369.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Symphony Asset Management also referred to as "Sub-Adviser") as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers of the Sub-Adviser.

SYMPHONY ASSET MANAGEMENT

A. PORTFOLIO MANAGER BIOGRAPHIES

Gunther Stein, Director of Fixed Income Strategies, Portfolio Manager

Gunther Stein is the lead portfolio manager for high yield strategies at Symphony Asset Management and is the lead portfolio manager of Nuveen's senior loan asset management team. Prior to joining Symphony in 1999, Stein was a high yield portfolio manager at Wells Fargo Bank, where he was responsible for investing in public high yield bonds and bank loans and also managed a team of credit analysts. Stein joined Wells Fargo in 1993 as an Associate in its Loan Syndications/Leveraged Finance Group. Previously, Stein worked for four years as a euro-currency deposit trader with First Interstate Bank. He has also worked for Standard Chartered Bank, Mexico City and Citibank Investment Bank, London. He completed Wells Fargo's Credit Management Training program and holds an M.B.A. from the University of Texas, Austin. He graduated from the University of California at Berkeley with a B.A. in Economics.

Lenny Mason, Portfolio Manager

Lenny Mason is a high yield portfolio manager for Symphony Asset Management and is also a portfolio manager on the Nuveen's senior loan asset management team. Prior to joining Symphony in 2001, Mason was a Managing Director in FleetBoston's Technology & Communications Group, where he headed its five member Structuring and Advisory Team. He joined FleetBoston in 1995 as an Assistant Vice President in its Media & Communications Group. Previously, Mason worked for Wells Fargo Bank's Corporate Banking Group dealing primarily with leveraged transactions and for Coopers & Lybrand as an auditor. He holds an M.B.A. in Finance from the University of Chicago, a B.S. in Accounting from Babson College and is also a C.P.A.

B. OTHER ACCOUNTS


                OTHER ACCOUNTS MANAGED BY SYMPHONY AS OF 7/31/06

                                       GUNTHER STEIN          LENNY MASON
(a) Registered Investment Companies
Number of accts                                  4                    4
Assets ($000s)                            $  824.7             $  824.7

(b) Other pooled accts
Non-performance fee accts
  Number of accts                                2                    2
  Assets ($000s)                          $    0.5             $    0.5
Performance fee accts
  Number of accts                                8                    6
  Assets ($000s)                          $1,102.5             $  453.8

(c) Other
Non-performance fee accts
  Number of accts                                5                    5
  Assets ($000s)                          $    2.0             $    1.5
Performance fee accts
  Number of accts                                2                    0
  Assets ($000s)                          $  315.8


Dollar amounts are in millions

C. POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

D. FUND MANAGER COMPENSATION

Symphony investment professionals receive competitive base salaries and participate in a bonus pool which is tied directly to the firm's operating income with a disproportionate amount paid to the managers responsible for generating the alpha. The bonus paid to investment personnel is based on acumen, overall contribution and strategy performance. However, there is no fixed formula which guides bonus allocations. Bonuses are paid on an annual basis. In addition, investment professionals may participate in an equity-based compensation pool.


E. OWNERSHIP OF JRO SECURITIES AS JULY 31, 2006.

------------------------------------------------------------------------------------------------------------------------------------
Portfolio Manager    None     $1-$10,000     $10,001-$50,000    $50,001-$100,000    $100,001-$500,000     $500,001 -      over
                                                                                                          $1,000,000      $1,000,000
------------------   ----     ----------     ---------------    ----------------    -----------------     -----------     ----------
Gunther Stein                                      X
------------------   ----     ----------     ---------------    ----------------    -----------------     -----------     ----------
Lenny Mason           X
------------------   ----     ----------     ---------------    ----------------    -----------------     -----------     ----------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During this reporting period, the registrant's Board of Trustees implemented a change to the procedures by which shareholders may recommend nominees to the registrant's board of trustees by amending the registrant's by-laws to include a provision specifying the date by which shareholder nominations for election as trustee at a subsequent meeting must be submitted to the registrant. Shareholders must deliver or mail notice to the registrant not less than forty-five days nor more than sixty days prior to the first anniversary date of the date on which the registrant first mailed its proxy materials for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before the first anniversary date of the annual meeting for the preceding year and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to as an "Other Annual Meeting Date" hereafter), the shareholder notice must be given no later than the close of business on the date forty-five days prior to such Other Annual Meeting Date or the tenth business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. The shareholder's notice must be in writing and set forth the name, age, date of birth, business address, residence address and nationality of the person(s) being nominated and the class or series, number of all shares of the registrant owned of record or beneficially be each such person(s), any other information regarding such person required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended, any other information regarding the person(s) to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees, and whether such shareholder believes any nominee is or will be an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended) of the registrant or sufficient information to enable the registrant to make that determination and the written and signed consent of the person(s) to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Nuveen Floating Rate Income Opportunity Fund
             -------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          ------------------------------------------
                           Jessica R. Droeger
                           Vice President and Secretary

Date: October 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          ------------------------------------------
                           Gifford R. Zimmerman
                           Chief Administrative Officer
                           (principal executive officer)

Date: October 6, 2006

By (Signature and Title)* /s/ Stephen D. Foy
                          ------------------------------------------
                           Stephen D. Foy
                           Vice President and Controller
                           (principal financial officer)

Date: October 6, 2006

* Print the name and title of each signing officer under his or her signature.